LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 2000

Kemper Municipal Bond Fund
Kemper Intermediate Municipal Bond Fund

Offering investors the opportunity for as high a level of current interest income that is exempt from federal income taxes as is consistent with preservation of capital

KEMPER NATIONAL TAX-FREE
INCOME SERIES

"... As of September 30, 2000, Kemper Municipal Bond Fund's one-, three-, five-
    and 10-year results ranked within the top 20 percent of its peer group. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
7
MANAGEMENT TEAM
8
PERFORMANCE UPDATE
10
TERMS TO KNOW
12
PORTFOLIO STATISTICS
16
PORTFOLIO OF INVESTMENTS
43
FINANCIAL STATEMENTS
46
FINANCIAL HIGHLIGHTS
50
NOTES TO FINANCIAL STATEMENTS
55
REPORT OF INDEPENDENT AUDITORS
56
TAX INFORMATION

AT A GLANCE

 KEMPER NATIONAL TAX-FREE
 INCOME FUNDS TOTAL RETURNS
 FOR THE YEAR ENDED SEPTEMBER 30, 2000 (UNADJUSTED FOR SALES CHARGE)
[BAR GRAPH]

                                                  KEMPER MUNICIPAL BOND       KEMPER MUNICIPAL BOND       LIPPER MUNICIPAL BOND
KEMPER MUNICIPAL BOND FUND CLASS A                    FUND CLASS A                FUND CLASS A           FUNDS CATEGORY AVERAGE*
----------------------------------                ---------------------       ---------------------      -----------------------
5.7                                                       4.74                        4.74                        4.74

[BAR GRAPH]

                                                    KEMPER INTERMEDIATE         KEMPER INTERMEDIATE         LIPPER INTERMEDIATE
                                                    MUNICIPAL BOND FUND         MUNICIPAL BOND FUND        MUNICIPAL BOND FUNDS
KEMPER INTERMEDIATE MUNICIPAL BOND FUND CLASS A           CLASS B                     CLASS C                CATEGORY AVERAGE*
-----------------------------------------------     -------------------         -------------------        --------------------
4.19                                                       3.38                        3.41                        4.62

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE. RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT REFLECT FUTURE PERFORMANCE.
 NET ASSET VALUE

                                     AS OF     AS OF
                                    9/30/00   9/30/99
 .........................................................
    KEMPER MUNICIPAL BOND FUND
    CLASS A                          $9.63     $9.60
 .........................................................
    KEMPER MUNICIPAL BOND FUND
    CLASS B                          $9.60     $9.58
 .........................................................
    KEMPER MUNICIPAL BOND FUND
    CLASS C                          $9.64     $9.62
 .........................................................

 NET ASSET VALUE

                                     AS OF     AS OF
                                    9/30/00   9/30/99
 .........................................................
    KEMPER INTERMEDIATE MUNICIPAL
    BOND FUND CLASS A                $9.97    $10.00
 .........................................................
    KEMPER INTERMEDIATE MUNICIPAL
    BOND FUND CLASS B                $9.97    $10.00
 .........................................................
    KEMPER INTERMEDIATE MUNICIPAL
    BOND FUND CLASS C                $9.97    $10.00
 .........................................................

 KEMPER MUNICIPAL BOND FUND

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR        #43 of 263 funds     #149 of 263 funds     #149 of 263 funds
 ....................................................................................
    3-YEAR        #41 of 225 funds     #145 of 225 funds     #142 of 225 funds
 ....................................................................................
    5-YEAR        #35 of 183 funds     #134 of 183 funds     #127 of 183 funds
 ....................................................................................
    10-YEAR       #13 of 83 funds             n/a                   n/a
 ....................................................................................

 KEMPER INTERMEDIATE MUNICIPAL
 BOND FUND

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR              #88 of 122 funds     #109 of 122 funds     #108 of 122 funds
 ..........................................................................................
    3-YEAR              #70 of 115 funds     #107 of 115 funds     #106 of 115 funds
 ..........................................................................................
    5-YEAR              #63 of 99 funds       #96 of 99 funds       #95 of 99 funds
 ..........................................................................................

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLES SHOW PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUNDS AS OF SEPTEMBER 30, 2000.

 MUNICIPAL BOND

                                  CLASS A               CLASS B               CLASS C
 ................................................................................................
    ONE-YEAR INCOME:              $       0.4968        $       0.4185        $       0.4208
 ................................................................................................
    SEPTEMBER DIVIDEND:           $       0.0391        $       0.0328        $       0.0328
 ................................................................................................
    ANNUALIZED
    DISTRIBUTION RATE+:                    4.87%                 4.10%                 4.08%
 ................................................................................................
    SEC YIELD+:                            4.41%                 3.78%                 3.76%
 ................................................................................................
    TAX EQUIVALENT YIELD:                  7.01%                 6.01%                 5.98%
 ................................................................................................
    BASED ON A MARGINAL FEDERAL INCOME TAX RATE OF 37.1%
 ................................................................................................

 INTERMEDIATE MUNICIPAL BOND

                                  CLASS A               CLASS B               CLASS C
 ................................................................................................
    ONE-YEAR INCOME:              $       0.4367        $       0.3592        $       0.3620
 ................................................................................................
    SEPTEMBER DIVIDEND:           $       0.0337        $       0.0276        $       0.0279
 ................................................................................................
    ANNUALIZED
    DISTRIBUTION RATE+:                    4.06%                 3.32%                 3.36%
 ................................................................................................
    SEC YIELD+:                            3.78%                 3.07%                 3.10%
 ................................................................................................
    TAX EQUIVALENT YIELD:                  6.01%                 4.88%                 4.93%
 ................................................................................................
    BASED ON A MARGINAL FEDERAL INCOME TAX RATE OF 37.1%
 ................................................................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON SEPTEMBER 30, 2000. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED SEPTEMBER 30, 2000, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. TAX EQUIVALENT YIELD IS BASED ON THE FUND'S YIELD AND THE 37.1% FEDERAL TAX RATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND FOR SOME INVESTORS, A PORTION MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.7 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems, are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- they've been accelerating since early in the year, and in September were up more than 20 percent compared to a year ago.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. Second, interest expense will surge thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (10/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.00                   6.10                   4.50
Prime rate (2)                                  9.50                   9.00                   8.25                   8.25
Inflation rate (3)*                             3.50                   3.80                   2.60                   1.40
The U.S. dollar (4)                            11.30                   1.10                  -0.90                   1.10
Capital goods orders (5)*                      22.70                  13.30                   4.70                   8.60
Industrial production (5)*                      5.70                   5.40                   3.50                   3.70
Employment growth (6)                           1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 9/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for most borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of 2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

Sincerely,

Kemper Distributors, Inc.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF NOVEMBER 8, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

MANAGEMENT TEAM

                     KEMPER NATIONAL TAX-FREE INCOME SERIES

                           PORTFOLIO MANAGEMENT TEAM

[BRENNAN PHOTO]
ELEANOR R. BRENNAN IS CO-LEAD PORTFOLIO MANAGER OF KEMPER MUNICIPAL BOND FUND. BRENNAN JOINED THE FIRM IN 1995 AND IS A SENIOR VICE PRESIDENT. SHE RECEIVED HER B.A. IN ECONOMICS FROM URSINUS COLLEGE AND AN M.S. IN FINANCE FROM DREXEL UNIVERSITY.

[CONDON PHOTO]
PHILIP G. CONDON IS CO-LEAD PORTFOLIO MANAGER OF KEMPER MUNICIPAL BOND FUND AND KEMPER INTERMEDIATE MUNICIPAL BOND FUND. HE HAS 24 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE AND JOINED THE FIRM IN 1983 AS A FIXED-INCOME ANALYST.

[ASHTON PHOTO]
ASHTON P. GOODFIELD IS CO-LEAD PORTFOLIO MANAGER FOR KEMPER INTERMEDIATE MUNICIPAL BOND FUND. SHE IS A SENIOR VICE PRESIDENT WITH 14 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE. SHE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1986.

[CAGGIANO PHOTO]
MATTHEW J. CAGGIANO IS A PORTFOLIO MANAGER FOR KEMPER MUNICIPAL BOND FUND. HE IS A CHARTERED FINANCIAL ANALYST AND JOINED THE FIRM IN 1991.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS, AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.

PERFORMANCE UPDATE

PRUDENT CURVE POSITIONING IN A RISING-INTEREST-RATE ENVIRONMENT HELPED EACH FUND DELIVER ATTRACTIVE RESULTS. BELOW, THE MANAGEMENT TEAM DISCUSSES THE MUNICIPAL BOND MARKET'S PERFORMANCE AND HOW KEMPER MUNICIPAL BOND FUND AND KEMPER INTERMEDIATE MUNICIPAL BOND FUND FARED IN FISCAL YEAR 2000.

Q     HOW DID THE MUNICIPAL BOND MARKET BEHAVE DURING FISCAL YEAR 2000?

A     During the 12 months ended September 30, 2000, interest rates fluctuated sharply. Short-term rates generally rose while long-term rates fell. Strong U.S. economic growth prompted the Federal Reserve Board Open Market Committee to raise its short-term interest-rate target by 125 basis points (1.25 percentage points) to 6.50 percent during the period. By early autumn, inflationary pressures appeared to ebb following a period that saw commodity prices move upward while the nation's unemployment rate fell to 30-year lows.

  In the municipal bond market, the initial challenge was to preserve capital as bond prices and investor demand fell. However, by the spring of 2000, municipal bond prices rebounded as U.S. economic growth slowed to a more sustainable pace. Throughout the year, credit quality held firm in many states. Rating services upgraded New York and California municipal debt, states that were among the largest bond issuers.

  Shrinking new supplies of municipal debt created intense competition for attractively priced securities with above-average income and total return prospects. As of September 30, 2000, the volume of new issuance was down 19.1 percent from the previous years earlier levels.

  Municipal bond yields fluctuated substantially during fiscal year 2000. The yield of THE BOND BUYER Revenue Bond Index, an unmanaged group of municipal bonds that vary in quality and maturity (see Terms To Know, on page 10), hit a five-year high of 6.35 percent in January. Bond prices then began to rise, and by September 30, the index' yield had fallen to 5.85 percent. Within the funds, we took advantage of a major shift in the shape of the municipal yield curve at the end of calendar year 1999 to increase income potential and build more call protection. We had been slightly underweighted in discount bonds at the start of fiscal year 2000, and this helped the fund's performance last autumn.

Q     HOW DID KEMPER MUNICIPAL BOND FUND AND KEMPER INTERMEDIATE MUNICIPAL BOND
FUND PERFORM BETWEEN SEPTEMBER 30, 1999, AND SEPTEMBER 30, 2000?

A     We are pleased to report that as of September 30, 2000, Kemper Municipal
Bond Fund's one-, three-, five- and 10-year results ranked within the top 20 percent of its peer group (for A class shares, unadjusted for a sales charge), as shown in the table on page 2. Overall, it was a good year for Kemper Municipal Bond Fund and a difficult year for Kemper Intermediate Municipal Bond Fund. Kemper Municipal Bond Fund's 5.70 percent 12-month total return (as of September 30, 2000, for Class A shares, unadjusted for a sales charge) outpaced the average of the fund's peers by more than 90 basis points (0.90 percent). The fund's unmanaged benchmark, the Lehman Brothers Municipal Bond index, was up
6.17 percent for the period.* Kemper Intermediate Municipal Bond Fund's results were less than the average return of its peer group and benchmark for the 12 months ended September 30, 2000. This was attributable in part to the intermediate fund's positioning in bonds that while somewhat higher yielding, provided less-than-average total returns.

 * THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND LEHMAN BROTHERS FIVE-YEAR MUNICIPAL BOND INDEX INCLUDE BONDS THAT VARY IN QUALITY AND MATURITY. TO BE INCLUDED IN EITHER INDEX, A MUNICIPAL BOND MUST MEET THE FOLLOWING CRITERIA:
   A MINIMUM CREDIT RATING OF BBB, ISSUED AS A PART OF AN ISSUE OF AT LEAST $50 MILLION, ISSUED WITHIN THE LAST FIVE YEARS, AND A MATURITY OF AT LEAST TWO YEARS. BONDS SUBJECT TO ALTERNATIVE MINIMUM TAX, VARIABLE-RATE BONDS AND ZERO-COUPON BONDS ARE EXCLUDED. INVESTORS CANNOT INVEST IN EITHER INDEX. INDEX RETURNS DO NOT REFLECT THE EXPENSES OF OPERATING AN ACTIVELY MANAGED MUTUAL FUND.

Q     WAS THERE MUCH OF A DIFFERENCE IN THE PERFORMANCE OF BONDS AMONG VARIOUS
STATES?

A     New York's general obligation bonds were upgraded during fiscal year 2000 amid strength in the state's economy, helping support bond prices. New issuance also fell. As of September 30, 2000, New York was the largest state allocation within Kemper Municipal Bond Fund, followed by New Jersey. New York was also the third largest allocation within Kemper Intermediate Municipal Bond Fund. New York City and northern New Jersey are thriving thanks to Wall Street, increased global trade and strong real estate markets. Within New York and New Jersey, we focused on bonds maturing within a 14- to 18-year range. Within Kemper Intermediate

PERFORMANCE UPDATE

Municipal Bond Fund, Ohio was the largest state allocation. Many Ohio municipalities issue bonds in the shorter maturity range, an area of the yield curve that did not do particularly well last year, especially in comparison with bonds with longer maturities.

Q     HOW ABOUT PERFORMANCE WITHIN SECTORS OR CREDIT QUALITY LEVELS?

A     We did not see many major differences in bond sector performance in fiscal year 2000. Overall, high-quality general obligation bonds tended to be the most sensitive to changes in interest rates, while certain hospital issues faced credit problems. Kemper Intermediate Municipal Bond Fund's lackluster results were attributable in part to an overweighting in nonrated hospital bonds relative to the market as a whole. This area suffered amid continuing regulatory and revenue concerns. Given the prospects for the slowing U.S. economy, we also began to see notes of caution for the future within the industrial development bond sector.

  During the past year, we increased the percentage of Kemper Municipal Bond Fund's portfolio invested in bonds rated AAA and reduced the fund's positioning in nonrated securities, as shown in the Quality tables. Within Kemper Intermediate Municipal Bond Fund, we slightly increased the percentage of securities rated AA.

Q     THIS PAST WINTER, THE TREASURY BEGAN BUYING BACK SOME LONG-TERM DEBT AND
HELD FEWER AUCTIONS. WHAT EFFECT DID THIS HAVE ON MUNICIPAL BONDS?

A     The Treasury buyback news helped generate a welcome rally after several months of depressed municipal bond prices. In February, the Treasury said it plans to buy back 30-year government bonds and reduce auctions all along the maturity spectrum.

  This past winter, the difference in income potential between short-term and long-term municipal securities was steep compared with Treasuries. We used this development to reposition Kemper Municipal Bond Fund with more longer-term bonds selling at a discount. This helped the fund capture additional total return potential as the market rebounded in the spring. Given Kemper Intermediate Municipal Bond Fund's investment mandate, we had less flexibility to adjust the portfolio.

Q     WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET?

A     The environment for municipal bonds has improved substantially since mid-1999. First, we do not believe the Federal Reserve will need to raise interest rates further in the coming months, since U.S. economic growth has moderated. At the same time, overall municipal bond credit quality remains solid, especially in comparison with U.S. corporate bonds. The July 31(st) issue of Standard & Poor's Credit Week said, "It is reasonable to be optimistic that the United States' recent good economic fortune is shaping public policy in a way that will support the rise in state and local government credit quality for years to come."

  Even though bond prices have risen, we still believe the municipal market provides compelling long-term value. Tax-equivalent yields were at attractive levels for investors in the highest brackets as of September 30, 2000. We are hopeful that more equity investors will look to municipal bonds to reduce income taxes and portfolio volatility.

  Finally, we think it worth noting that the 6.17 percent return of the Lehman Brothers Municipal Bond index outpaced the 4.64 percent total return of the Dow Jones Industrial Average* for the 12 months ended September 30, 2000. While such an occurrence is rare and is unlikely to be repeated over the long term, we think it illustrates the continuing valuable role that municipal bonds can play in a diverse portfolio.

* DOW JONES INDUSTRIAL AVERAGE IS A PRICE WEIGHTED INDEX OF 30 OF THE LARGEST, MOST WIDELY HELD STOCKS TRADED ON THE NYSE. THE INDEX REPRESENTS PRINCIPAL ONLY AND DOES NOT INCLUDE THE EFFECT OF REIMBURSEMENTS. THE INDEX IS THE SUM OF THE CURRENT MARKET PRICE OF THE 30 STOCKS DIVIDED BY A NUMBER THAT HAS BEEN ADJUSTED TO TAKE INTO ACCOUNT STOCK SPLITS AND CHANGES IN STOCK COMPOSITION. THIS INDEX REPRESENTS ASSET TYPES WHICH ARE SUBJECT TO RISK, INCLUDING LOSS OF PRINCIPAL. SOURCE: WIESENBERGER(R)

BOND RATING A grade assigned by a credit-rating agency to a corporate or municipal debt security, based on the borrower's expected ability to repay. The higher the grade, the lower the interest rate a borrower will usually pay. The two major credit-rating firms are Moody's In-

      U.S. ECONOMIC AND BOND MARKET SNAPSHOT                AS OF 9/30/00
    PERSONAL INCOME GROWTH RATE 1995-2000                        6.13%
 ................................................................................
    10-YEAR AAA GO BOND YIELD                                    4.82
 ................................................................................
    VOLUME OF MUNICIPAL BOND ISSUANCE                           -19.1
 ................................................................................
    UNEMPLOYMENT RATE                                             3.9
--------------------------------------------------------------------------------

SOURCES: BLOOMBERG BUSINESS NEWS, THE BOND BUYER, U.S. DEPARTMENT OF LABOR. YIELD SHOWN IS NOT INTENDED TO PRESENT THE YIELDS OR AVERAGE QUALITY OF ANY KEMPER FUND. BOND ISSUANCE REFLECTS DATA FOR NINE MONTHS ENDED SEPTEMBER 2000.

PERFORMANCE UPDATE

vestors Service, Inc. and Standard & Poor's.

DURATION A measure, in years, of the interest-rate sensitivity of a portfolio, incorporating time-to-maturity and coupon size. The longer a portfolio's duration, the greater its sensitivity to interest-rate changes.

REVENUE BOND INDEX (RBI) The RBI is the average yield on 25 revenue bonds with 30-year maturities generally rated single "A," compiled by THE BOND BUYER, a daily newspaper that reports on the municipal bond market.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as an annualized percentage of the maximum offering price of the fund's shares at the end of the period.

PERFORMANCE UPDATE

KEMPER NATIONAL TAX-FREE FUND

 AVERAGE ANNUAL TOTAL RETURNS*

 For periods ended September 30, 2000 (adjusted for the maximum sales charge)

                                            1-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
---------------------------------------------------------------------------------------------------------
    KEMPER MUNICIPAL BOND FUND CLASS A      0.96%     4.33%    6.70%        7.26%        (since 4/20/76)
 .........................................................................................................
    KEMPER MUNICIPAL BOND FUND CLASS B       1.74     4.23      n/a         4.84         (since 5/31/94)
 .........................................................................................................
    KEMPER MUNICIPAL BOND FUND CLASS C       4.74     4.42      n/a         4.92         (since 5/31/94)
 .........................................................................................................

KEMPER MUNICIPAL BOND FUND CLASS A
Growth of an assumed $10,000 investment in Class A
(since 4/20/76)
[LINE GRAPH]

                                                  KEMPER MUNICIPAL BOND          LEHMAN BROTHERS           U.S. CONSUMER PRICE
                                                      FUND CLASS A1           MUNICIPAL BOND INDEX+              INDEX++
                                                  ---------------------       ---------------------        -------------------
4/30/76                                                  9550.00                    10000.00                    10000.00
                                                        10436.00                    11695.00                    10374.00
                                                        11220.00                    12424.00                    11070.00
                                                        11020.00                    11861.00                    12068.00
                                                        10871.00                    11790.00                    13672.00
                                                         9368.00                    10739.00                    15383.00
                                                         8431.00                     9641.00                    16756.00
                                                        12065.00                    13581.00                    17398.00
12/31/83                                                13785.00                    14675.00                    18057.00
                                                        15208.00                    16223.00                    18770.00
                                                        18427.00                    19473.00                    19483.00
                                                        21943.00                    23234.00                    19697.00
                                                        22620.00                    23583.00                    20570.00
                                                        24575.00                    25978.00                    21480.00
                                                        27353.00                    28780.00                    22478.00
12/31/90                                                29174.00                    30881.00                    23850.00
                                                        32902.00                    34630.00                    24581.00
                                                        35768.00                    37683.00                    25294.00
                                                        40488.00                    42312.00                    25989.00
                                                        38258.00                    40140.00                    26684.00
                                                        45270.00                    47129.00                    27362.00
                                                        46776.00                    49216.00                    28271.00
                                                        51152.00                    53740.00                    28752.00
                                                        54099.00                    57222.00                    29216.00
                                                        52128.00                    56043.00                    30000.00
9/30/00                                                 55606.00                    59973.00                    30808.00

KEMPER MUNICIPAL BOND FUND CLASS B
Growth of an assumed $10,000 investment in Class B
(since 5/31/94)
[LINE GRAPH]

                                                  KEMPER MUNICIPAL BOND          LEHMAN BROTHERS           U.S. CONSUMER PRICE
                                                      FUND CLASS B1           MUNICIPAL BOND INDEX+              INDEX++
                                                  ---------------------       ---------------------        -------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9904.00                     9942.00                    10034.00
                                                         9876.00                    10007.00                    10129.00
                                                         9744.00                     9868.00                    10149.00
                                                        10429.00                    10561.00                    10264.00
                                                        10622.00                    10816.00                    10339.00
                                                        10880.00                    11126.00                    10386.00
                                                        11444.00                    11586.00                    10407.00
3/31/96                                                 11165.00                    11446.00                    10556.00
                                                        11190.00                    11534.00                    10624.00
                                                        11422.00                    11799.00                    10698.00
                                                        11707.00                    12099.00                    10753.00
                                                        11628.00                    12070.00                    10847.00
                                                        12014.00                    12486.00                    10868.00
                                                        12368.00                    12862.00                    10929.00
                                                        12688.00                    13211.00                    10936.00
                                                        12822.00                    13363.00                    10997.00
6/30/98                                                 12941.00                    13566.00                    11051.00
                                                        13338.00                    13983.00                    11092.00
                                                        13307.00                    14067.00                    11112.00
                                                        13348.00                    14192.00                    11186.00
                                                        13004.00                    13948.00                    11268.00
                                                        12872.00                    13886.00                    11383.00
                                                        12729.00                    13777.00                    11410.00
                                                        13080.00                    14181.00                    11607.00
                                                        13197.00                    14396.00                    11688.00
9/30/00                                                 13482.00                    14743.00                    11718.00

KEMPER MUNICIPAL BOND FUND CLASS C
Growth of an assumed $10,000 investment in Class C
(since 5/31/94)
[LINE GRAPH]

                                                  KEMPER MUNICIPAL BOND          LEHMAN BROTHERS           U.S. CONSUMER PRICE
                                                      FUND CLASS C1           MUNICIPAL BOND INDEX+              INDEX++
                                                  ---------------------       ---------------------        -------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9934.00                     9942.00                    10034.00
                                                         9897.00                    10007.00                    10129.00
                                                         9776.00                     9868.00                    10149.00
                                                        10463.00                    10561.00                    10264.00
                                                        10659.00                    10816.00                    10339.00
                                                        10919.00                    11126.00                    10386.00
                                                        11484.00                    11586.00                    10407.00
3/31/96                                                 11206.00                    11446.00                    10556.00
                                                        11233.00                    11534.00                    10624.00
                                                        11464.00                    11799.00                    10698.00
                                                        11762.00                    12099.00                    10753.00
                                                        11685.00                    12070.00                    10847.00
                                                        12078.00                    12486.00                    10868.00
                                                        12422.00                    12862.00                    10929.00
                                                        12755.00                    13211.00                    10936.00
                                                        12877.00                    13363.00                    10997.00
6/30/98                                                 13009.00                    13566.00                    11051.00
                                                        13408.00                    13983.00                    11092.00
                                                        13378.00                    14067.00                    11112.00
                                                        13418.00                    14192.00                    11186.00
                                                        13072.00                    13948.00                    11268.00
                                                        12940.00                    13886.00                    11383.00
                                                        12785.00                    13777.00                    11410.00
                                                        13151.00                    14181.00                    11607.00
                                                        13269.00                    14396.00                    11688.00
9/30/00                                                 13554.00                    14743.00                    11718.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE WILL FLUCTUATE WITH CHANGING
MARKET CONDITIONS, SO THAT WHEN
REDEEMED, SHARES MAY BE WORTH MORE OR
LESS THAN THEIR ORIGINAL COST.

* THE MAXIMUM SALES CHARGE FOR CLASS A
  SHARES IS 4.5%. FOR CLASS B SHARES,
  THE MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE IS 4%. CLASS C SHARES HAVE NO
  SALES ADJUSTMENT, BUT REDEMPTIONS
  WITHIN ONE YEAR OF PURCHASE MAY BE
  SUBJECT TO A CONTINGENT DEFERRED SALES
  CHARGE OF 1%. SHARE CLASSES INVEST IN
  THE SAME UNDERLYING PORTFOLIO. DURING
  THE PERIODS NOTED, SECURITIES PRICES
  FLUCTUATED. FOR ADDITIONAL
  INFORMATION, SEE THE PROSPECTUS,
  STATEMENT OF ADDITIONAL INFORMATION
  AND FINANCIAL HIGHLIGHTS AT THE END OF
  THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. WHEN
    REVIEWING THE PERFORMANCE CHART,
    PLEASE NOTE THAT THE INCEPTION DATE
    FOR THE LEHMAN BROTHERS MUNICIPAL
    BOND INDEX IS JANUARY 1, 1980. AS A
    RESULT, WE ARE NOT ABLE TO
    ILLUSTRATE THE LIFE OF FUND
    PERFORMANCE (SINCE APRIL 20, 1976)
    FOR KEMPER MUNICIPAL BOND FUND. IN
    COMPARING KEMPER MUNICIPAL BOND FUND
    WITH THE LEHMAN BROTHERS MUNICIPAL
    BOND INDEX, YOU SHOULD NOTE THAT THE
    FUND'S PERFORMANCE REFLECTS THE
    MAXIMUM SALES CHARGE, WHILE NO SUCH
    CHARGES ARE REFLECTED IN THE
    PERFORMANCE OF THE INDEX.

 +THE LEHMAN BROTHERS MUNICIPAL BOND
  INDEX INCLUDES APPROXIMATELY 15,000
  BONDS. TO BE INCLUDED IN THE INDEX, A
  MUNICIPAL BOND MUST MEET THE FOLLOWING
  CRITERIA: A MINIMUM CREDIT RATING OF
  BBB, ISSUED AS A PART OF AN ISSUE OF
  AT LEAST $50 MILLION, ISSUED WITHIN
  THE LAST FIVE YEARS, AND A MATURITY OF
  AT LEAST TWO YEARS. BONDS SUBJECT TO
  ALTERNATIVE MINIMUM TAX, VARIABLE-RATE
  BONDS AND ZERO-COUPON BONDS ARE
  EXCLUDED FROM THE INDEX. SOURCE:
  WIESENBERGER(R).

++THE U.S. CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. IT IS
  GENERALLY CONSIDERED TO BE A MEASURE
  OF INFLATION. SOURCE: WIESENBERGER(R).

PORTFOLIO STATISTICS

KEMPER MUNICIPAL BOND FUND

         PORTFOLIO COMPOSITION*        ON 9/30/00              ON 9/30/99
    REVENUE BONDS                          65%                     66%
 ................................................................................
    GENERAL OBLIGATION BONDS               19                      19
 ................................................................................
    U.S. GOVERNMENT SECURED BONDS          16                      13
 ................................................................................
    CASH AND EQUIVALENTS                    0                       2
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

                 QUALITY               ON 9/30/00              ON 9/30/99
    AAA                                    68%                     64%
 ................................................................................
    AA                                     13                      12
 ................................................................................
    A                                       6                       5
 ................................................................................
    BBB                                     7                      10
 ................................................................................
    BB                                      1                       1
 ................................................................................
    NOT RATED                               5                       8
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

PORTFOLIO STATISTICS

KEMPER MUNICIPAL BOND FUND

       TOP FIVE STATE ALLOCATIONS                              ON 9/30/00
    NEW YORK                                                     11.26%
 ................................................................................
    NEW JERSEY                                                    9.38
 ................................................................................
    TEXAS                                                         8.43
 ................................................................................
    COLORADO                                                      7.97
 ................................................................................
    ILLINOIS                                                      7.58
--------------------------------------------------------------------------------

        INTEREST RATE SENSITIVITY      ON 9/30/00              ON 9/30/99
    DURATION                           7.8 years               7.7 years
 ................................................................................
    AVERAGE MATURITY                   13.1 years              13.7 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PERFORMANCE UPDATE

KEMPER INTERMEDIATE MUNICIPAL BOND FUND

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIOD ENDED SEPTEMBER 30, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                         1-YEAR   5-YEAR           LIFE OF CLASS
------------------------------------------------------------------------------------------------------------
    KEMPER INTERMEDIATE MUNICIPAL BOND FUND CLASS A       1.36%    3.87%       5.28%     (since 11/1/94)
 ............................................................................................................
    KEMPER INTERMEDIATE MUNICIPAL BOND FUND CLASS B       0.39     3.47        4.79      (since 11/1/94)
 ............................................................................................................
    KEMPER INTERMEDIATE MUNICIPAL BOND FUND CLASS C       3.41     3.64        4.98      (since 11/1/94)
 ............................................................................................................

KEMPER INTERMEDIATE MUNICIPAL BOND FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 11/30/94 to 9/30/00
[LINE GRAPH]

                                                   KEMPER INTERMEDIATE
                                                   MUNICIPAL BOND FUND           LEHMAN BROTHERS           U.S. CONSUMER PRICE
                                                       CLASS A(1)             MUNICIPAL BOND INDEX+              INDEX++
                                                   -------------------        ---------------------        -------------------
11/30/94                                                 9721.00                    10000.00                    10000.00
                                                         9917.00                    10224.00                    10000.00
                                                        10432.00                    10942.00                    10114.00
                                                        10691.00                    11206.00                    10187.00
                                                        10970.00                    11528.00                    10234.00
                                                        11314.00                    12004.00                    10254.00
                                                        11206.00                    11860.00                    10401.00
6/30/96                                                 11235.00                    11950.00                    10468.00
                                                        11424.00                    12225.00                    10541.00
                                                        11700.00                    12536.00                    10595.00
                                                        11693.00                    12506.00                    10688.00
                                                        11991.00                    12937.00                    10708.00
                                                        12292.00                    13327.00                    10768.00
                                                        12576.00                    13688.00                    10775.00
                                                        12715.00                    13846.00                    10835.00
6/30/98                                                 12855.00                    14056.00                    10888.00
                                                        13195.00                    14488.00                    10929.00
                                                        13235.00                    14575.00                    10949.00
                                                        13284.00                    14704.00                    11022.00
                                                        13044.00                    14452.00                    11102.00
                                                        13088.00                    14388.00                    11216.00
                                                        13048.00                    14275.00                    11242.00
                                                        13236.00                    14693.00                    11436.00
                                                        13397.00                    14915.00                    11516.00
9/30/00                                                 13637.00                    15276.00                    11545.00

KEMPER INTERMEDIATE MUNICIPAL BOND FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 11/30/94 to 9/30/00
[LINE GRAPH]

                                                   KEMPER INTERMEDIATE
                                                   MUNICIPAL BOND FUND           LEHMAN BROTHERS           U.S. CONSUMER PRICE
                                                       CLASS B(1)             MUNICIPAL BOND INDEX+              INDEX++
                                                   -------------------        ---------------------        -------------------
11/30/94                                                10000.00                    10000.00                    10000.00
                                                        10193.00                    10224.00                    10000.00
                                                        10694.00                    10942.00                    10114.00
                                                        10935.00                    11206.00                    10187.00
                                                        11196.00                    11528.00                    10234.00
                                                        11516.00                    12004.00                    10254.00
                                                        11394.00                    11860.00                    10401.00
6/30/96                                                 11402.00                    11950.00                    10468.00
                                                        11570.00                    12225.00                    10541.00
                                                        11826.00                    12536.00                    10595.00
                                                        11786.00                    12506.00                    10688.00
                                                        12064.00                    12937.00                    10708.00
                                                        12353.00                    13327.00                    10768.00
                                                        12602.00                    13688.00                    10775.00
                                                        12728.00                    13846.00                    10835.00
6/30/98                                                 12841.00                    14056.00                    10888.00
                                                        13141.00                    14488.00                    10929.00
                                                        13167.00                    14575.00                    10949.00
                                                        13189.00                    14704.00                    11022.00
                                                        12926.00                    14452.00                    11102.00
                                                        12944.00                    14388.00                    11216.00
                                                        12880.00                    14275.00                    11242.00
                                                        13038.00                    14693.00                    11436.00
                                                        13172.00                    14915.00                    11516.00
9/30/00                                                 13283.00                    15276.00                    11545.00

KEMPER INTERMEDIATE MUNICIPAL BOND FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 11/30/94 to 9/30/00
[LINE GRAPH]

                                                   KEMPER INTERMEDIATE
                                                   MUNICIPAL BOND FUND           LEHMAN BROTHERS           U.S. CONSUMER PRICE
                                                       CLASS C(1)             MUNICIPAL BOND INDEX+              INDEX++
                                                   -------------------        ---------------------        -------------------
11/30/94                                                10000.00                    10000.00                    10000.00
                                                        10196.00                    10224.00                    10000.00
                                                        10690.00                    10942.00                    10114.00
                                                        10933.00                    11206.00                    10187.00
                                                        11213.00                    11528.00                    10234.00
                                                        11534.00                    12004.00                    10254.00
                                                        11404.00                    11860.00                    10401.00
6/30/96                                                 11407.00                    11950.00                    10468.00
                                                        11578.00                    12225.00                    10541.00
                                                        11833.00                    12536.00                    10595.00
                                                        11803.00                    12506.00                    10688.00
                                                        12080.00                    12937.00                    10708.00
                                                        12360.00                    13327.00                    10768.00
                                                        12626.00                    13688.00                    10775.00
                                                        12740.00                    13846.00                    10835.00
6/30/98                                                 12856.00                    14056.00                    10888.00
                                                        13170.00                    14488.00                    10929.00
                                                        13184.00                    14575.00                    10949.00
                                                        13208.00                    14704.00                    11022.00
                                                        12944.00                    14452.00                    11102.00
                                                        12964.00                    14388.00                    11216.00
                                                        12901.00                    14275.00                    11242.00
                                                        13060.00                    14693.00                    11436.00
                                                        13195.00                    14915.00                    11516.00
9/30/00                                                 13406.00                    15276.00                    11545.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE WILL FLUCTUATE WITH CHANGING
MARKET CONDITIONS, SO THAT WHEN
REDEEMED, SHARES MAY BE WORTH MORE OR
LESS THAN THEIR ORIGINAL COST.

 *THE MAXIMUM SALES CHARGE FOR CLASS A
  SHARES IS 4.5%. FOR CLASS B SHARES,
  THE MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE IS 4%. CLASS C SHARES HAVE NO
  SALES ADJUSTMENT, BUT REDEMPTIONS
  WITHIN ONE YEAR OF PURCHASE MAY BE
  SUBJECT TO A CONTINGENT DEFERRED SALES
  CHARGE OF 1%. SHARE CLASSES INVEST IN
  THE SAME UNDERLYING PORTFOLIO. DURING
  THE PERIODS NOTED, SECURITIES PRICES
  FLUCTUATED. FOR ADDITIONAL
  INFORMATION, SEE THE PROSPECTUS,
  STATEMENT OF ADDITIONAL INFORMATION
  AND FINANCIAL HIGHLIGHTS AT THE END OF
  THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING THE KEMPER INTERMEDIATE
    MUNICIPAL BOND FUND WITH THE LEHMAN
    BROTHERS MUNICIPAL BOND INDEX, YOU
    SHOULD NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDEX.

 +THE LEHMAN BROTHERS MUNICIPAL BOND
  INDEX INCLUDES APPROXIMATELY 15,000
  BONDS. TO BE INCLUDED IN THE INDEX, A
  MUNICIPAL BOND MUST MEET THE FOLLOWING
  CRITERIA: A MINIMUM CREDIT RATING OF
  BBB, ISSUED AS A PART OF AN ISSUE OF
  AT LEAST $50 MILLION, ISSUED WITHIN
  THE LAST FIVE YEARS, AND A MATURITY OF
  AT LEAST TWO YEARS. BONDS SUBJECT TO
  ALTERNATIVE MINIMUM TAX, VARIABLE RATE
  BONDS AND ZERO-COUPON BONDS ARE
  EXCLUDED FROM THE INDEX. SOURCE:
  WIESENBERGER(R).

++THE U.S. CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. IT IS
  GENERALLY CONSIDERED TO BE A MEASURE
  OF INFLATION. SOURCE: WIESENBERGER(R).

PORTFOLIO STATISTICS

KEMPER INTERMEDIATE MUNICIPAL BOND FUND

         PORTFOLIO COMPOSITION*        ON 9/30/00              ON 9/30/99
    REVENUE BONDS                          65%                     60%
 ................................................................................
    GENERAL OBLIGATION BONDS               19                      21
 ................................................................................
    U.S. GOVERNMENT SECURED BONDS          15                      15
 ................................................................................
    CASH AND EQUIVALENTS                    1                       4
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

                 QUALITY               ON 9/30/00              ON 9/30/99
    AAA                                    61%                     66%
 ................................................................................
    AA                                     18                      13
 ................................................................................
    A                                       1                       3
 ................................................................................
    BBB                                    13                      12
 ................................................................................
    NOT RATED                               7                       6
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

                   TOP FIVE STATE ALLOCATIONS                  ON 9/30/00
    OHIO                                                         12.00%
 ................................................................................
    PENNSYLVANIA                                                 11.24
 ................................................................................
    NEW YORK                                                     10.44
 ................................................................................
    MICHIGAN                                                      8.22
 ................................................................................
    TEXAS                                                         7.75
--------------------------------------------------------------------------------

        INTEREST RATE SENSITIVITY      ON 9/30/00              ON 9/30/99
    DURATION                           4.8 years               4.9 years
 ................................................................................
    AVERAGE MATURITY                   6.6 years               6.6 years
--------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER MUNICIPAL BOND FUND
Portfolio of Investments at September 30, 2000

    SHORT-TERM MUNICIPAL INVESTMENTS--0.5%                                        PRINCIPAL AMOUNT       VALUE

    CALIFORNIA
                                    Los Angeles, CA, Regional Airport
                                      Improvement Lease, Series 1985, Daily
                                      Demand Note, 5.500%, 12/01/2025*              $   200,000      $      200,000
                                    -----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    ILLINOIS
                                    Chicago, IL, O'Hare International Airport,
                                      American Airlines, 1983 Series B, Daily
                                      Demand Note, 5.600%, 12/01/2017*                4,100,000           4,100,000
                                    -----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    MICHIGAN
                                    University of Michigan, University Revenue,
                                      Series 1995A, Daily Demand Bond, 5.550%,
                                      12/01/2027*                                     5,000,000           5,000,000
                                    -----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    PENNSYLVANIA
                                    Lehigh County, PA, General Purpose
                                      Authority, Hospital Revenue, Lehigh Valley
                                      Hospital, Series A, Daily Demand Note,
                                      5.4500%, 07/01/2028                             2,000,000           2,000,000
                                    -----------------------------------------------------------------------------------
                                    TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                                    (Cost $11,300,000)                                                   11,300,000
                                    -----------------------------------------------------------------------------------
    LONG-TERM MUNICIPAL INVESTMENTS--99.5%

    ALABAMA
                                    Birmingham, AL, Jefferson Civic Center,
                                      Special Tax Revenue, 7.400%, 01/01/2008
                                      (c)                                            12,000,000          12,060,360
                                    -----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    ALASKA
                                    Anchorage, AK, Electric Utilities Revenue,
                                      6.500%, 12/01/2015 (c)                          5,000,000           5,650,500
                                    North Slope Borough, AK, General Obligation,
                                      Series 1997A, Zero Coupon, 06/30/2008 (c)      21,935,000          14,844,731
                                    -----------------------------------------------------------------------------------
                                                                                                         20,495,231
-----------------------------------------------------------------------------------------------------------------------

    ARIZONA
                                    Coconino County, AZ, Industrial Development
                                      Authority, Revenue, Guidance Center Income
                                      Project, Prerefunded 06/01/2001, 9.250%,
                                      06/01/2011 (b)                                    515,000             536,960
                                    Phoenix, AZ, General Obligation, Partially
                                      Prerefunded 07/01/2002, 6.375%, 07/01/2013
                                      (b)                                             7,400,000           7,739,734
                                    Phoenix, AZ, Street & Highway User Revenue,
                                      Prerefunded 07/01/2002, 6.250%, 07/01/2011
                                      (b)                                            10,000,000          10,445,200
                                    Salt River Project, Arizona Agricultural
                                      Improvement, Revenue, Series C, 6.250%,
                                      01/01/2019                                      7,000,000           7,236,530
                                    -----------------------------------------------------------------------------------
                                                                                                         25,958,424
-----------------------------------------------------------------------------------------------------------------------

    ARKANSAS
                                    Jonesboro, AR, Residential Housing, Revenue,
                                      St Bernards Regional Medical Center,
                                      Series A, 5.800%, 07/01/2012 (c)                4,025,000           4,190,951
                                    North Little Rock, AR, Electric Revenue,
                                      Series A, 6.500%, 07/01/2010                   19,750,000          22,134,813
                                    North Little Rock, AR, Electric Revenue,
                                      Series A, 6.500%, 07/01/2015                   13,080,000          14,750,447
                                    -----------------------------------------------------------------------------------
                                                                                                         41,076,211

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                  PRINCIPAL AMOUNT       VALUE
    @CALIFORNIA
                                    Foothill/Eastern Corridor Agency, CA, Toll
                                      Road Revenue, Series A, Prerefunded
                                      01/01/2010, 6.000%, 01/01/2016 (b)            $20,400,000      $   22,685,820
                                    Foothill/Eastern Corridor Agency, CA, Toll
                                      Road Revenue, Series A, Prerefunded
                                      01/01/2007, 6.500%, 01/01/2032 (b)             19,975,000          22,309,079
                                    Foothill/Eastern Corridor Agency, CA, Toll
                                      Road Revenue, Series A, Prerefunded
                                      01/01/2007, 6.000%, 01/01/2034 (b)              8,400,000           9,158,520
                                    Foothill/Eastern Corridor Agency, CA, Toll
                                      Road Revenue, 5.000%, 01/01/2035 (c)            7,850,000           7,232,284
                                    Foothill/Eastern Corridor Agency, CA, Toll
                                      Road Revenue, Series A, Zero Coupon,
                                      01/01/2017***                                   5,000,000           2,055,100
                                    Murrieta Valley, CA, University School
                                      District, General Obligation, Series A,
                                      Zero Coupon, 09/01/2014                         4,235,000           2,054,144
                                    San Diego, CA, Industrial Development
                                      Revenue, 7.495%, 09/01/2019**                   7,300,000           7,946,707
                                    San Diego, CA, Unified School District,
                                      General Obligation, Series A, Zero Coupon,
                                      07/01/2014                                      3,420,000           1,673,269
                                    San Joaquin Hills, CA, Transportation,
                                      Revenue, Series A, Zero Coupon, 01/15/2013     35,295,000          18,742,704
                                    San Joaquin Hills, CA, Transportation,
                                      Revenue, Series A, Zero Coupon, 01/15/2014     14,905,000           7,411,511
                                    State of California, General Obligation,
                                      5.750%, 05/01/2010                             10,000,000          10,919,600
                                    Ukiah, CA, Unified School District, Zero
                                      Coupon, 08/01/2015                              2,000,000             909,040
                                    -----------------------------------------------------------------------------------
                                                                                                        113,097,778
-----------------------------------------------------------------------------------------------------------------------

    COLORADO
                                    Arapahoe County, CO, Capital Improvements,
                                      Revenue, Series E, Prerefunded 08/31/2005,
                                      7.000%, 08/31/2026 (b)                         25,525,000          28,799,602
                                    Arapahoe E-470 Public Highway, Zero Coupon,
                                      09/01/2020 (c)                                  7,000,000           2,210,670
                                    Colorado Dept Trans Revenue, 6.000%,
                                      06/15/2010 (c)                                 10,000,000          10,853,200
                                    Colorado Health Facilities Authority
                                      Revenue, Covenant Retirement Community
                                      Project, 6.750%, 12/01/2015                     1,750,000           1,795,185
                                    Colorado Health Facilities Authority
                                      Revenue, Covenant Retirement Community
                                      Project, 6.750%, 12/01/2025                     4,150,000           4,192,870
                                    Colorado Metropolitan Waste & Water
                                      Reclamation, Revenue, Series B, 6.000%,
                                      04/01/2010                                     11,505,000          11,687,354
                                    Colorado Public Highway Authority Revenue,
                                      Series A, 5.750%, 09/01/2014 (c)               13,700,000          14,488,161
                                    Colorado Public Highway Authority Revenue,
                                      Series B, Zero Coupon, 09/01/2014 (c)          11,295,000           5,270,925
                                    Colorado Public Highway Authority Revenue,
                                      Series B, Zero Coupon, 09/01/2015 (c)          21,500,000           9,402,595
                                    Colorado Public Highway Authority Revenue,
                                      Series B, Zero Coupon, 09/01/2017 (c)           5,000,000           1,915,800
                                    Colorado Public Highway Authority Revenue,
                                      Series B, Zero Coupon, 09/01/2018 (c)          12,000,000           4,314,360

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE
                                       Colorado Public Highway Authority Revenue,
                                         Capital Appreciation, Series B, Zero
                                         Coupon, 09/01/2022 (c)                      $ 4,500,000      $    1,249,785
                                       Denver, CO, City and County Airport
                                         Revenue, Series A, 7.400%, 11/15/2005         1,250,000           1,375,563
                                       Denver, CO, City and County Airport
                                         Revenue, Series A, 7.500%, 11/15/2006         1,000,000           1,094,680
                                       Denver, CO, City and County Airport
                                         Revenue, Series A, Prerefunded
                                         11/15/2002, 7.500%, 11/15/2012 (b)            5,940,000           6,408,488
                                       Denver, CO, City and County Airport
                                         Revenue, Series B, 7.250%, 11/15/2012(b)     12,715,000          13,442,298
                                       Denver, CO, City and County Airport
                                         Revenue, Series B, Prerefunded
                                         11/15/2002, 7.250%, 11/15/2012 (b)            3,260,000           3,497,328
                                       Denver, CO, City and County Airport
                                         Revenue, Series C, 6.750%, 11/15/2022
                                         (b)                                           5,180,000           5,406,055
                                       Denver, CO, City and County Airport
                                         Revenue, Series C, Prerefunded
                                         11/15/2002, 6.750%, 11/15/2022 (b)            1,380,000           1,466,912
                                       Denver, CO, City and County Airport
                                         Revenue, Series A, 8.500%, 11/15/2023
                                         (b)                                           4,270,000           4,376,195
                                       Denver, CO, City and County Airport
                                         Revenue, Series A, Prerefunded
                                         11/15/2000, 8.500%, 11/15/2023 (b)              405,000             415,093
                                       Denver, CO, City and County Airport
                                         Revenue, Series A, Prerefunded
                                         11/15/2001, 8.750%, 11/15/2023 (b)            2,120,000           2,260,323
                                       Denver, CO, City and County Airport
                                         Revenue, Series A, Prerefunded
                                         11/15/2004, 7.500%, 11/15/2023 (b)            1,240,000           1,392,508
                                       Denver, CO, City and County Airport
                                         Revenue, Series A, Prerefunded
                                         11/15/2002, 7.250%, 11/15/2025 (b)            2,750,000           2,953,115
                                       Denver, CO, City and County Airport
                                         Revenue, Series A, Prerefunded
                                         11/15/2002, 7.250%, 11/15/2025                7,000,000           7,517,020
                                       Denver, CO, City and County Airport
                                         Revenue, Series E, 5.250%, 11/15/2023        10,000,000           9,394,500
                                       Denver, CO, City and County Airport,
                                         Unrefunded Balance, Revenue, Series A,
                                         8.750%, 11/15/2023                            5,880,000           6,238,327
                                       Denver, CO, City and County Airport,
                                         Unrefunded Balance, Revenue, Series A,
                                         7.500%, 11/15/2023                            5,945,000           6,490,513
                                       Denver, CO, City and County School
                                         Districts, General Obligation, Series A,
                                         6.500%, 06/01/2010                            3,225,000           3,617,128
                                       Denver, CO, City and County School
                                         Districts, General Obligation, Series A,
                                         6.500%, 12/01/2010                            3,000,000           3,387,090
                                       Douglas County, CO, School District,
                                         General Obligation, 7.000%, 12/15/2013
                                         (c)                                          10,000,000          11,803,800
                                       Douglas County, CO, School District,
                                         General Obligation, Series A, 6.500%,
                                         12/15/2016 (c)                                  715,000             765,929
                                       E-470 Pub Hwy Auth Colo Rev Revenue, Zero
                                         Coupon, 09/01/2024 (c)                       20,000,000           4,896,200

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE
                                       E-470 Pub Hwy Auth Colo Rev Revenue, Zero
                                         Coupon, 09/01/2024 (c)                      $10,000,000      $    2,448,100
                                       E-470 Pub Hwy Auth Colo Rev Revenue, Zero
                                         Coupon, 09/01/2025 (c)                       20,000,000           4,616,600
                                       E-470 Pub Hwy Auth Colo Rev Revenue, Zero
                                         Coupon, 09/01/2034                           15,200,000           1,217,976
                                       ---------------------------------------------------------------------------------
                                                                                                         202,662,248
------------------------------------------------------------------------------------------------------------------------

    CONNECTICUT
                                       Bridgeport, CT, Series A, 6.000%,
                                         07/15/2014 (c)                                5,535,000           5,893,502
                                       Connecticut Special Tax Obligation
                                         Transportation Special Tax Series 10,
                                         5.500%, 09/01/2013                            7,480,000           7,705,746
                                       Connecticut State, Series E, 6.000%,
                                         03/15/2012                                    7,300,000           7,967,512
                                       Connecticut State General Obligation
                                         Series B, 5.750%, 06/15/2013                 11,260,000          11,827,279
                                       Connecticut State General Obligation
                                         Series B, 5.875%, 06/15/2014                  5,000,000           5,283,650
                                       Connecticut State Development Authority,
                                         Revenue, Pierce Memorial Baptist Home,
                                         Prerefunded 10/01/2000, 9.250%,
                                         10/01/2018 (b)                                1,140,000           1,174,474
                                       Greenwich, CT, Housing Authority Revenue,
                                         Series A, 6.350%, 09/01/2027                  2,640,000           2,484,715
                                       ---------------------------------------------------------------------------------
                                                                                                          42,336,878
------------------------------------------------------------------------------------------------------------------------

    DISTRICT OF COLUMBIA
                                       District of Columbia, Inverse Floating
                                         Rate Bond, 5.140%, 06/01/2012**              20,620,000          21,671,414
                                       District of Columbia, General Obligation,
                                         Series B, Prerefunded 06/01/2002,
                                         6.300%, 06/01/2010 (b)                        4,500,000           4,712,670
                                       District of Columbia Redevelopment Land
                                         Agency, Revenue, Series 1996, 5.625%,
                                         11/01/2010                                    5,105,000           5,141,041
                                       District of Columbia Water & Sewer
                                         Authority, Inverse Floating Rate Bond,
                                         Series 13, 6.120%, 10/01/2013**               1,210,000           1,392,529
                                       District of Columbia Water & Sewer
                                         Authority, Inverse Floating Rate Bond,
                                         Series 14, 6.120%, 10/01/2014**               1,970,000           2,263,806
                                       District of Columbia Water & Sewer
                                         Authority, Inverse Floating Rate Bond,
                                         Series 15, 6.120%, 10/01/2015**               3,565,000           4,071,016
                                       District of Columbia Water & Sewer
                                         Authority, Inverse Floating Rate Bond,
                                         Series 16, 6.120%, 10/01/2016**               2,750,000           3,109,783
                                       ---------------------------------------------------------------------------------
                                                                                                          42,362,259
------------------------------------------------------------------------------------------------------------------------

    FLORIDA
                                       Broward County, FL, Resource Recovery
                                         Waste Energy Company, Revenue, 7.950%,
                                         12/01/2008                                    8,220,000           8,482,465
                                       Broward County, FL, Resource Recovery,
                                         Waste Energy Company, Revenue, 7.950%,
                                         12/01/2008                                    2,780,000           2,868,765
                                       Florida St Dept Environmental Protection
                                         Preservation Revenue, 5.750%, 07/01/2012     10,000,000          10,595,900
                                       Florida State Board of Education Lottery
                                         Revenue, Series A, 5.750%, 07/01/2012
                                         (c)                                           6,530,000           6,919,123
                                       Greater Orlando, FL, Aviation Authority,
                                         Revenue, Series A, 5.250%, 10/01/2013         5,300,000           5,204,547

    The accompanying notes are an integral part of the financial statements.  19

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE
                                       Highlands County, FL, Health Facilities
                                         Authority Revenue, Adventist Health
                                         Systems, 5.250%, 11/15/2028                 $ 5,300,000      $    4,198,342
                                       Hillsborough County, FL, Industrial
                                         Development, Revenue, Tampa Electric
                                         Project, 8.000%, 05/01/2022                  10,000,000          10,714,300
                                       Jacksonville, FL, Health Facilities A,
                                         Revenue, 11.500%, 10/01/2012***                  85,000             133,232
                                       Jacksonville, FL, Health Facilities A,
                                         Revenue, Prerefunded 10/01/2003,
                                         11.500%, 10/01/2012 (b)                          10,000              11,908
                                       Jacksonville, FL, Health Facilities A,
                                         Revenue, Prerefunded 10/01/2004,
                                         11.500%, 10/01/2012 (b)                          35,000              43,676
                                       Jacksonville, FL, Health Facilities A,
                                         Revenue, Prerefunded 10/01/2005,
                                         11.500%, 10/01/2012 (b)                          40,000              52,016
                                       Jacksonville, FL, Health Facilities A,
                                         Revenue, Prerefunded 10/01/2006,
                                         11.500%, 10/01/2012 (b)                          15,000              20,240
                                       Lee County, FL, Airport Revenue, Series
                                         14, 6.110%, 10/01/2013**                      3,960,000           4,482,443
                                       Lee County, FL, Airport Revenue, Series
                                         14, 6.360%, 10/01/2015**                      1,500,000           1,700,520
                                       Lee County, FL, Airport Revenue, Series
                                         14, 6.110%, 10/01/2020**                      1,410,000           1,528,807
                                       Miami-Dade County, FL, Revenue, Series A,
                                         Zero Coupon, 10/01/2014 (c)                   2,195,000             996,991
                                       Miami-Dade County, FL, Special Obligation,
                                         Refunded, Series A, Zero Coupon,
                                         10/01/2022 (c)                                7,000,000           1,879,710
                                       Orange County, FL, Health Facilities,
                                         Revenue, 6.250%, 10/01/2016***                  710,000             779,339
                                       Orange County, FL, Health Facilities,
                                         Revenue, 6.250%, 10/01/2016 (c)                 290,000             319,313
                                       Orange County, FL, Health Facilities
                                         Authority, Revenue, Orlando Regional
                                         Healthcare, 6.250%, 10/01/2021                6,000,000           6,560,340
                                       Orlando, FL, Utilities Commission Water
                                         and Electricity, Revenue, 6.750%,
                                         10/01/2017                                    3,500,000           4,001,970
                                       Palm Beach County, FL, Solid Waste
                                         Authority Revenue, Series A, Zero
                                         Coupon, 10/01/2013 (c)                       20,000,000           9,982,600
                                       Sunrise, FL, Utilities System Revenue,
                                         Refunded, 5.500%, 10/01/2018 (c)             10,000,000          10,154,600
                                       Tampa, FL, Solid Waste System Revenue,
                                         Series B, 5.250%, 10/01/2014 (c)              1,400,000           1,365,448
                                       Tampa, FL, Solid Waste System Revenue,
                                         Series B, 5.250%, 10/01/2015 (c)              2,420,000           2,338,349
                                       ---------------------------------------------------------------------------------
                                                                                                          95,334,944
------------------------------------------------------------------------------------------------------------------------

    GEORGIA
                                       Atlanta, GA, Airport Revenue, General
                                         Obligation, Series B, 5.625%, 01/01/2009      4,170,000           4,351,312
                                       Atlanta, GA, Airport Revenue, General
                                         Obligation, Series B, 5.750%, 01/01/2010      4,240,000           4,461,710
                                       Atlanta, GA, Airport Revenue, General
                                         Obligation, Series B, 5.750%, 01/01/2011      1,590,000           1,665,779
                                       Atlanta, GA, Water & Wastewater Revenue,
                                         Series A, 5.500%, 11/01/2019 (c)             13,000,000          13,083,460

 20 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE
                                       Chatham County, GA, School District,
                                         General Obligation, Prerefunded
                                         08/01/2001, 6.150%, 08/01/2010 (b)          $ 7,300,000      $    7,546,667
                                       Fulton County, GA, Housing Authority
                                         Single, Revenue, 6.550%, 03/01/2018             175,000             178,658
                                       Fulton County, GA, Housing Authority
                                         Single, Revenue, Series A, 6.600%,
                                         03/01/2028                                    2,660,000           2,746,716
                                       Georgia Municipal Electric Authority,
                                         Power Revenue, Series W, 6.600%,
                                         01/01/2018 (c)                                3,500,000           3,959,200
                                       Georgia State, Series C, 5.750%,
                                         09/01/2013                                    4,600,000           4,918,504
                                       Georgia State, Series D, 5.750%,
                                         10/01/2013                                    5,000,000           5,266,250
                                       Georgia State Housing & Financial
                                         Authority Revenue, Single Family
                                         Mortgage, 6.250%, 12/01/2028                 12,450,000          12,724,274
                                       Georgia State, General Obligation Series
                                         A, 6.250%, 04/01/2011                         4,350,000           4,829,631
                                       Georgia State, General Obligation Series
                                         C, 6.000%, 07/01/2011                        13,480,000          14,677,833
                                       State of Georgia, General Obligation,
                                         5.500%, 09/01/2014                            5,485,000           5,704,345
                                       ---------------------------------------------------------------------------------
                                                                                                          86,114,339
------------------------------------------------------------------------------------------------------------------------

    HAWAII
                                       State of Hawaii, General Obligation,
                                         Series C, 5.750%, 09/01/2014                  5,000,000           5,169,850
                                       State of Hawaii, General Obligation,
                                         Series C, 5.800%, 09/01/2015                  5,000,000           5,174,450
                                       ---------------------------------------------------------------------------------
                                                                                                          10,344,300
------------------------------------------------------------------------------------------------------------------------

    ILLINOIS
                                       Chicago, IL, Capital Appreciation, City
                                         Colleges, Zero Coupon, 01/01/2017 (c)        20,000,000           7,958,400
                                       Chicago, IL, Board of Education,
                                         Certificates of Participation, Series A,
                                         6.250%, 01/01/2009                            6,735,000           7,309,967
                                       Chicago, IL, Board of Education, General
                                         Obligation, Chicago School Reform,
                                         Series B, Zero Coupon, 12/01/2009 (c)         7,615,000           4,734,093
                                       Chicago, IL, Board of Education,
                                         Certificates of Participation, Series A,
                                         6.250%, 01/01/2011 (b)                       10,000,000          10,988,300
                                       Chicago, IL, Board of Education, General
                                         Obligation, Chicago School Reform,
                                         Series A, Zero Coupon,12/01/2012 (c)          3,500,000           1,834,105
                                       Chicago, IL, Board of Education, General
                                         Obligation, Chicago School Reform,
                                         Series A, Zero Coupon, 12/01/2014 (c)         2,000,000             916,840
                                       Chicago, IL, Board of Education, General
                                         Obligation, Chicago School Reform,
                                         6.000%, 12/01/2016 (c)                        5,000,000           5,194,000
                                       Chicago, IL, O'Hare International Airport
                                         Revenue, Series A, 6.375%, 01/01/2012
                                         (c)                                          15,000,000          15,990,750
                                       Chicago, IL, O'Hare International Airport
                                         Revenue, Series A, 6.000%, 01/01/2012         5,000,000           5,103,650
                                       Chicago, IL, O'Hare International Airport
                                         Revenue, 6.750%, 01/01/2018                  23,350,000          24,250,843
                                       Chicago, IL, O'Hare International Airport,
                                         Special Facilities Revenue, United
                                         Airlines Project, Series 1999A, 5.350%,
                                         09/01/2016                                    3,000,000           2,620,320
                                       Chicago, IL, Tax Allocation, Central
                                         Station Project, Series A, Prerefunded
                                         01/01/2005, 8.900%, 01/01/2011                1,530,000           1,641,185

    The accompanying notes are an integral part of the financial statements.  21

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE
                                       Chicago, IL, Water Revenue, Zero Coupon,
                                         11/01/2012 (c)                              $ 6,350,000      $    3,354,134
                                       Cook County, IL, Rites-PA 591, 7.210%,
                                         11/15/2013**                                 10,610,000          13,306,638
                                       Cook County, IL, Capital Improvements,
                                         General Obligation, 6.500%, 11/15/2014
                                         (c)                                          18,560,000          20,902,086
                                       Illinois Development Financial Authority,
                                         General Obligation, Debt
                                         Restructure-East St Louis, 7.500%,
                                         11/15/2013                                    3,750,000           4,070,888
                                       Illinois Development Financial Authority,
                                         Pollution Revenue, Commonwealth Edison
                                         Company Project, Series D, 6.750%,
                                         03/01/2015 (c)                               16,780,000          18,162,840
                                       Illinois Development Financial Authority,
                                         Hospital Revenue, Adventist Health
                                         System, 5.500%, 11/15/2020                   10,000,000           8,355,000
                                       Illinois Health Facilities Authority
                                         Revenue, South Suburban Hospital,
                                         7.000%, 02/15/2009 (b)                        4,695,000           5,163,937
                                       Illinois Health Facilities Authority
                                         Revenue, South Suburban Hospital,
                                         Prerefunded 02/15/2002, 7.000%,
                                         02/15/2009***                                 3,055,000           3,209,827
                                       Illinois Health Facilities Authority
                                         Revenue, Health Care
                                         Facilities-Northwestern Medical,
                                         Prerefunded 11/15/2004, 6.500%,
                                         11/15/2015 (b)                                3,900,000           4,242,381
                                       Illinois Regional Transportation
                                         Authority, 7.610%, 11/01/2021**              12,900,000          16,787,673
                                       Lake, Cook, Kane, and McHenry Counties,
                                         IL, General Obligation, 6.300%,
                                         12/01/2017 (c)                                1,885,000           2,076,516
                                       St. Charles, IL, Multifamily Housing
                                         Revenue, Housing-Wessel Court Project,
                                         7.600%, 04/01/2024                            3,680,000           3,711,317
                                       University Park, IL, Tax Allocation,
                                         Governors Gateway Industrial Park,
                                         8.500%, 12/01/2011                            2,570,000           2,787,653
                                       Will County, IL, Community Unit School
                                         District, General Obligation, Series B,
                                         Zero Coupon, 11/01/2015                       8,000,000           3,466,480
                                       Will County, IL, Forest Preserves
                                         District, General Obligation, Series B,
                                         Zero Coupon, 12/01/2011                       4,145,000           2,323,148
                                       Will County, IL, Forest Preserves
                                         District, General Obligation, Series B,
                                         Zero Coupon, 12/01/2012 (c)                   2,480,000           1,304,207
                                       Will County, IL, Forest Preserves
                                         District, General Obligation, Series B,
                                         Zero Coupon, 12/01/2013 (c)                  12,030,000           5,924,655
                                       Will County, IL, Forest Preserves
                                         District, General Obligation, Series B,
                                         Zero Coupon, 12/01/2014 (c)                  10,255,000           4,720,582
                                       ---------------------------------------------------------------------------------
                                                                                                         212,412,415
------------------------------------------------------------------------------------------------------------------------

    INDIANA
                                       Indiana Health Facilities Financing
                                         Authority, Hospital Revenue, Fayette
                                         Memorial Hospital Project, 7.200%,
                                         10/01/2022                                    1,800,000           1,782,360
                                       Indiana Transportation Financial
                                         Authority, Highway Revenue, Series A,
                                         7.250%, 06/01/2015                            4,000,000           4,745,120
                                       ---------------------------------------------------------------------------------
                                                                                                           6,527,480

 22 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE

    IOWA
                                       Iowa Financial Authority, Hospital
                                         Facility Revenue, Trinity Regional
                                         Hospital Project, Prerefunded
                                         07/01/2002, 7.000%, 07/01/2022 (b)          $12,000,000      $   12,681,000
                                       ---------------------------------------------------------------------------------
                                                                                                          12,681,000
------------------------------------------------------------------------------------------------------------------------

    KENTUCKY
                                       Hopkins County, KY, Hospital Revenue,
                                         Trover Clinic Found, 6.625%, 11/15/2011
                                         (c)                                           4,000,000           4,153,080
                                       Kenton County, KY, Airport Board Revenue,
                                         Cincinnati Northern Kentucky, Series A,
                                         6.300%, 03/01/2015 (c)                        6,250,000           6,599,938
                                       Kentucky Economic Development Finance
                                         Authority Health Systems Series C, Zero
                                         Coupon, 10/01/2012 (c)                       13,670,000          10,586,185
                                       Kentucky Economic Development Authority
                                         Systems, Series C, Zero Coupon,
                                         10/01/2016*                                   6,500,000           4,921,410
                                       Kentucky Economic Development Finance
                                         Authority Health Systems Series C, Zero
                                         Coupon, 10/01/2013 (c)                        5,000,000           3,868,550
                                       Kentucky Economic Development Finance
                                         Authority Health Systems Revenue, Series
                                         C, Zero Coupon, 10/01/2011 (c)               10,295,000           7,990,361
                                       ---------------------------------------------------------------------------------
                                                                                                          38,119,524
------------------------------------------------------------------------------------------------------------------------

    LOUISIANA
                                       Jefferson Parish, LA, School Board,
                                         Revenue, 6.250%, 02/01/2008 (c)              11,000,000          11,419,760
                                       Louisiana Public Facilities Authority
                                         Revenue, Centenary College Louisiana
                                         Project, Prerefunded 02/01/2008, 5.750%,
                                         02/01/2012 (b)                                1,000,000           1,059,760
                                       Louisiana Public Facilities Authority
                                         Revenue, Centenary College Louisiana
                                         Project, Prerefunded 02/01/2008, 5.900%,
                                         02/01/2017 (b)                                1,000,000           1,068,910
                                       ---------------------------------------------------------------------------------
                                                                                                          13,548,430
------------------------------------------------------------------------------------------------------------------------

    MAINE
                                       Maine Health & Higher Educational
                                         Facilities, Revenue, Series B, 7.100%,
                                         07/01/2014 (b)                                2,750,000           3,033,250
                                       Maine Turnpike Authority, 5.625%,
                                         07/01/2017                                    4,350,000           4,402,113
                                       ---------------------------------------------------------------------------------
                                                                                                           7,435,363
------------------------------------------------------------------------------------------------------------------------

    MARYLAND
                                       Maryland Economic Development Corporation,
                                         Chesapeake Bay Conference, Series 1999B,
                                         7.750%, 12/01/2031                           30,000,000          30,121,800
                                       Maryland General Obligation, 5.750%,
                                         08/01/2013                                   18,565,000          19,677,972
                                       Maryland Health & Educational Facilities
                                         Authority, 6.750%, 07/01/2030                 3,000,000           3,084,810
                                       Maryland State Health & Higher Educational
                                         Facilities, Revenue, Doctors County
                                         Hospital, 5.750%, 07/01/2013                  6,785,000           6,023,859
                                       Northeast Maryland Waste Disposal
                                         Authority Revenue, Southwest Resource
                                         Recovery System, Series 1993, 7.200%,
                                         01/01/2006 (c)                                1,500,000           1,635,720
                                       ---------------------------------------------------------------------------------
                                                                                                          60,544,161

    The accompanying notes are an integral part of the financial statements.  23

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE

    MASSACHUSETTS
                                       Massachusetts Bay Transportation
                                         Authority, Revenue, General
                                         Transportation, Series A, 5.875%,
                                         03/01/2015                                  $10,075,000      $   10,711,136
                                       Massachusetts Bay Transportation
                                         Authority, General Transportation
                                         Revenue, Series B, 6.200%, 03/01/2016        12,950,000          14,145,415
                                       Massachusetts Municipal Wholesale Electric
                                         Company, Revenue, Series B, 6.750%,
                                         07/01/2011                                   17,500,000          18,288,550
                                       Massachusetts Municipal Wholesale Electric
                                         Company, Revenue, Series B, 6.750%,
                                         07/01/2017                                    3,945,000           4,070,057
                                       Massachusetts Municipal Wholesale Electric
                                         Company, Revenue, Series A, 6.000%,
                                         07/01/2018                                    5,610,000           5,658,078
                                       Massachusetts Municipal Wholesale Electric
                                         Company, Revenue, Series C, 6.625%,
                                         07/01/2018                                   10,000,000          10,224,700
                                       Massachusetts Port Authority Revenue,
                                         Series B, 5.500%, 07/01/2015 (c)              3,025,000           3,073,824
                                       Massachusetts State Development Financial
                                         Agency, Revenue, Health Care Facilities,
                                         Series 1999 A, 7.100%, 07/01/2032             2,990,000           2,766,079
                                       Massachusetts State Port Authority
                                         Revenue, 13.000%, 07/01/2013***               1,500,000           2,320,575
                                       Massachusetts State Turnpike Metropolitan
                                         Authority, Revenue, Series C, Zero
                                         Coupon, 01/01/2018                           10,000,000           3,810,700
                                       Massachusetts State Turnpike Metropolitan
                                         Authority, Revenue, Series C, Zero
                                         Coupon, 01/01/2019                            5,500,000           1,967,900
                                       Massachusetts State Turnpike Metropolitan
                                         Authority, Revenue, Series C, Zero
                                         Coupon, 01/01/2020                            7,000,000           2,345,420
                                       State of Massachusetts, General
                                         Obligation, Series B, 6.500%, 08/01/2011      5,940,000           6,146,593
                                       State of Massachusetts, Revenue, Federal
                                         Highway, Series A, Zero Coupon,
                                         12/15/2014                                   27,680,000          12,749,685
                                       ---------------------------------------------------------------------------------
                                                                                                          98,278,712
------------------------------------------------------------------------------------------------------------------------

    MICHIGAN
                                       Battle Creek, MI, Downtown Development,
                                         Tax Allocation, Prerefunded 05/01/2004,
                                         7.600%, 05/01/2016 (b)                        3,800,000           4,234,188
                                       Detroit, MI, General Obligation, Series A,
                                         Prerefunded 04/01/2005, 6.700%,
                                         04/01/2010 (b)                                2,500,000           2,732,350
                                       Detroit, MI, General Obligation, Series B,
                                         6.250%, 04/01/2010                            3,410,000           3,560,381
                                       Michigan St Hosp Fin Auth Revenue, 6.000%,
                                         11/15/2013 (c)                               10,000,000          10,466,600
                                       Michigan St Hosp Fin Auth Revenue, 6.250%,
                                         11/15/2014 (c)                               10,000,000          10,595,600
                                       Michigan State Building Authority Revenue,
                                         Series I, 6.750%, 10/01/2011                  9,750,000          10,134,540
                                       Michigan State Hospital Financial
                                         Authority Revenue, Gratiot Community
                                         Hospital, 6.100%, 10/01/2007                  2,250,000           2,232,090
                                       Michigan State Strategic Fund Limited,
                                         Revenue, 5.750%, 11/15/2018                   1,400,000           1,180,662

 24 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE
                                       Michigan State Trunk Line, Revenue, Series
                                         A, 5.500%, 11/01/2017                       $ 7,000,000      $    7,080,990
                                       Tawas City, MI, Hospital Financial
                                         Authority, Revenue, Series A, 5.600%,
                                         02/15/2013***                                 2,735,000           2,748,866
                                       Wayne Charter County, MI, Detroit-Metro
                                         Wayne County, Revenue, 5.000%,
                                         12/01/2022 (c)                               16,305,000          14,473,949
                                       ---------------------------------------------------------------------------------
                                                                                                          69,440,216
------------------------------------------------------------------------------------------------------------------------

    MINNESOTA
                                       Minneapolis and Saint Paul, MN,
                                         Metropolitan Airport Community Airport
                                         Revenue, Series B, 5.250%, 01/01/2019
                                         (c)                                           3,700,000           3,482,255
                                       Minnesota Public Facility & Water, 5.250%,
                                         03/01/2015                                    5,000,000           4,942,550
                                       New Hope, MN, Housing & Health, Revenue,
                                         Minnesota Masonic Home North Ridge,
                                         5.900%, 03/01/2019                            1,335,000           1,147,219
                                       New Hope, MN, Housing & Health, Revenue,
                                         Minnesota Masonic Home North Ridge,
                                         5.875%, 03/01/2029                            2,700,000           2,213,946
                                       University of Minnesota, Series A, 5.750%,
                                         07/01/2017                                    3,240,000           3,394,775
                                       University of Minnesota, Series A, 5.750%,
                                         07/01/2018                                    6,760,000           7,047,097
                                       ---------------------------------------------------------------------------------
                                                                                                          22,227,842
------------------------------------------------------------------------------------------------------------------------

    MISSISSIPPI
                                       Jones County, MS, Hospital Revenue, South
                                         Central Regional Medical Center, 5.500%,
                                         12/01/2017                                    2,055,000           1,807,331
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MISSOURI
                                       Clarence Cannon, MO, Wholesale Water
                                         Revenue, 6.000%, 05/15/2020                  10,000,000           9,658,400
                                       Missouri State Health & Educational
                                         Facilities, Revenue, Christian Health
                                         Services, Series B, Prerefunded
                                         02/15/2001, 6.875%, 02/15/2013 (b)            7,000,000           7,202,090
                                       Missouri State Health & Educational
                                         Facilities, Revenue, Lutheran Senior
                                         Services, 5.750%, 02/01/2017                  3,250,000           2,986,945
                                       Sikeston, MO, Electric Revenue, 6.200%,
                                         06/01/2010                                    6,870,000           7,575,961
                                       St Louis County, MO, Regional Convention,
                                         Revenue, Series B, Prerefunded
                                         08/15/2003, 7.000%, 08/15/2011 (b)            4,380,000           4,669,124
                                       St Louis County, MO, Regional Convention,
                                         Revenue, Series C, 7.900%, 08/15/2021
                                         (b)                                             240,000             253,152
                                       St Louis County, MO, Regional Convention,
                                         Revenue, Series C, Prerefunded
                                         08/15/2003, 7.900%, 08/15/2021 (b)            4,760,000           5,189,352
                                       St Louis, MO, Tax Increment Revenue, Tax
                                         Allocation, Series A, 10.000%,
                                         08/01/2010                                    7,260,000           8,629,454
                                       ---------------------------------------------------------------------------------
                                                                                                          46,164,478
------------------------------------------------------------------------------------------------------------------------

    MONTANA
                                       Montana State Housing Board, Revenue,
                                         Single Family Mortgage, Series A-2,
                                         6.150%, 06/01/2030 (b)                        2,405,000           2,431,936
                                       ---------------------------------------------------------------------------------
                                                                                                           2,431,936

    The accompanying notes are an integral part of the financial statements.  25

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE

    NEBRASKA
                                       Nebraska Investment Finance Authority
                                         Single, Revenue, Series A, 6.700%,
                                         09/01/2026                                  $ 3,520,000      $    3,589,485
                                       Omaha, NE, Public Power Revenue, Series B,
                                         6.200%, 02/01/2017***                         4,700,000           5,080,371
                                       Scotts Bluff County, NE, Hospital
                                         Authority, Revenue, 6.450%, 12/15/2004        1,755,000           1,783,536
                                       Scotts Bluff County, NE, Hospital
                                         Authority, Revenue, Prerefunded
                                         12/15/2002, 6.450%, 12/15/2004 (b)            1,675,000           1,759,119
                                       ---------------------------------------------------------------------------------
                                                                                                          12,212,511
------------------------------------------------------------------------------------------------------------------------

    NEVADA
                                       Clark County, NV, Industrial Development
                                         Revenue, Refunded, Nevada Power Company
                                         Project, Series B, 5.900%, 10/01/2030         5,000,000           4,456,250
                                       Humboldt County, NV, Pollution Control,
                                         Revenue, Idaho Power Company Project,
                                         8.300%, 12/01/2014                            9,650,000          10,760,908
                                       Nevada Las Vegas Monorail, 7.375%,
                                         01/01/2040                                    8,000,000           7,669,760
                                       Reno, NV, Redevelopment Agency Tax
                                         Allocation, Series E, Prerefunded
                                         09/01/2003, 5.650%, 09/01/2013 (b)            3,145,000           3,258,692
                                       Reno, NV, Redevelopment Agency Tax
                                         Allocation, Series E, Prerefunded
                                         09/01/2003, 5.750%, 09/01/2017 (b)            4,020,000           4,176,177
                                       ---------------------------------------------------------------------------------
                                                                                                          30,321,787
------------------------------------------------------------------------------------------------------------------------

    NEW HAMPSHIRE
                                       New Hampshire Higher Educational & Health
                                         Facilities, Revenue, Havenwood Heritage
                                         Heights, 7.350%, 01/01/2018                   2,500,000           2,538,100
                                       New Hampshire Higher Educational & Health
                                         Facilities, Revenue, Havenwood Heritage
                                         Heights, 7.450%, 01/01/2025                   4,000,000           4,049,480
                                       ---------------------------------------------------------------------------------
                                                                                                           6,587,580
------------------------------------------------------------------------------------------------------------------------

    NEW JERSEY
                                       Atlantic City, NJ, Board of Education,
                                         General Obligation, 6.000%, 12/01/2013
                                         (c)                                           4,600,000           4,995,508
                                       Atlantic City, NJ, Board of Education,
                                         General Obligation, 6.100%, 12/01/2014
                                         (c)                                           4,500,000           4,923,540
                                       Essex County, NJ, Improvement Authority
                                         Revenue, Property & Equipment Project,
                                         6.500%, 12/01/2012                            4,050,000           4,263,921
                                       Essex County, NJ, Improvement Authority
                                         Revenue, Jail & Youth Housing Projects,
                                         Prerefunded 12/01/2004, 6.900%,
                                         12/01/2014 (b)                                2,645,000           2,922,302
                                       Jersey City, NJ, Sewer Authority Sewer,
                                         Revenue, 4.500%, 01/01/2019 (c)              13,000,000          11,236,420
                                       New Jersey Economic Development Authority,
                                         Revenue, Series A, 5.875%, 05/01/2014
                                         (c)                                           5,000,000           5,257,650
                                       New Jersey Economic Development Authority,
                                         Economic Development Revenue, United
                                         Methodist Homes, 5.500%, 07/01/2019           2,500,000           2,013,450
                                       New Jersey Economic Development Authority,
                                         Revenue, United Methodist Homes, 5.750%,
                                         07/01/2029                                    9,500,000           7,484,385
                                       New Jersey Economic Development Authority
                                         Revenue, Harrogate Inc., Series A,
                                         5.875%, 12/01/2026                            1,000,000             847,850

 26 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE
                                       New Jersey Health Care Facilities,
                                         Revenue, Atlantic City Medical Center,
                                         Series C, 6.800%, 07/01/2011                $ 6,840,000      $    7,153,888
                                       New Jersey Health Care Facilities,
                                         Revenue, West Jersey Health Systems,
                                         Prerefunded 07/01/2002, 6.125%,
                                         07/01/2012 (b)                               11,000,000          11,513,480
                                       New Jersey Health Care Facilities,
                                         Revenue, Southern Ocean County Hospital,
                                         Series A, 6.125%, 07/01/2013                  3,735,000           3,524,794
                                       New Jersey State Transportation Trust Fund
                                         Authority, Transportation System, Series
                                         A, 5.625%, 06/15/2014                         3,555,000           3,715,722
                                       New Jersey State Transportation Trust Fund
                                         Authority, Residual Certificates, Series
                                         224, 7.010%, 06/15/2016**                    11,000,000          11,848,320
                                       New Jersey State Transportation Trust Fund
                                         Authority, Transportation System, Series
                                         A, 5.000%, 06/15/2017                        21,660,000          20,632,233
                                       New Jersey State Turnpike Authority,
                                         Revenue, 10.375%, 01/01/2003 (c)***           1,450,000           1,555,502
                                       New Jersey State Turnpike Authority
                                         Revenue, 7.010%, 01/01/2010 (c)**            11,100,000          12,650,781
                                       New Jersey State Turnpike Authority
                                         Revenue, 7.160%, 01/01/2011 (c)**            12,140,000          14,240,220
                                       New Jersey State Turnpike Authority,
                                         Revenue, Series A, 6.200%, 01/01/2012        10,000,000          10,402,900
                                       New Jersey State Turnpike Authority
                                         Revenue, 6.000%, 01/01/2012 (c)               7,000,000           7,599,480
                                       New Jersey State Turnpike Authority
                                         Revenue, 6.000%, 01/01/2013 (c)               5,000,000           5,417,750
                                       New Jersey State Turnpike Authority,
                                         Revenue, 5.918%, 01/01/2016 (c)**            21,170,000          26,364,060
                                       New Jersey State Turnpike Authority,
                                         Revenue, 5.809%, 01/01/2016 (c)**             3,830,000           4,769,691
                                       New Jersey State Turnpike Authority,
                                         Revenue, Series A, 6.500%, 01/01/2016
                                         (c)                                          45,720,000          51,329,367
                                       ---------------------------------------------------------------------------------
                                                                                                         236,663,214
------------------------------------------------------------------------------------------------------------------------

    NEW MEXICO
                                       Albuquerque, NM, Hospital Revenue,
                                         Southwest Community Health Services,
                                         10.000%, 08/01/2003***                          525,000             573,983
                                       Albuquerque, NM, Hospital Revenue,
                                         Southwest Community Health Services,
                                         Prerefunded 08/01/2008, 10.125%,
                                         08/01/2012 (b)                                4,000,000           5,038,440
                                       Los Alamos County, NM, Utility Income,
                                         Revenue, Series A, 6.100%, 07/01/2010
                                         (c)                                           4,400,000           4,658,324
                                       New Mexico Mortgage Finance Authority,
                                         Revenue, Series E-2, 6.800%, 03/01/2031       7,440,000           8,006,333
                                       Socorro, NM, Hospital System Revenue,
                                         Southwest Community Health Services,
                                         10.000%, 08/01/2003***                          710,000             776,335
                                       ---------------------------------------------------------------------------------
                                                                                                          19,053,415
------------------------------------------------------------------------------------------------------------------------

    NEW YORK
                                       Long Island Power Authority Zero Coupon,
                                         06/01/2008 (c)                               14,500,000           9,952,945
                                       Long Island Power Authority, Electric
                                         System Revenue, General Obligation,
                                         Series A, 5.125%, 12/01/2016 (c)              5,000,000           4,829,000
                                       Long Island Power Authority Electric
                                         System Revenue, Zero Coupon, 06/01/2009
                                         (c)                                           8,000,000           5,206,400

    The accompanying notes are an integral part of the financial statements.  27

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE
                                       Metropolitan Transportation Authority of
                                         New York, Transportation Facilities
                                         Revenue, Series C, 5.125%, 07/01/2011
                                         (c)                                         $10,000,000      $   10,079,900
                                       Metropolitan Transportation Authority of
                                         New York, Transit Facilities Revenue,
                                         Series 1998 C, 5.125%, 07/01/2013 (c)         5,000,000           4,967,250
                                       Monroe County, NY, Airport Authority,
                                         Airport Revenue, 5.746%, 01/01/2014**         2,005,000           2,176,849
                                       Monroe County, NY, Airport Authority,
                                         Airport Revenue, 5.761%, 01/01/2015**         2,515,000           2,705,788
                                       Monroe County, NY, Airport Authority,
                                         Airport Revenue, 6.015%, 01/01/2016**         1,915,000           2,087,867
                                       New York & New Jersey Port Authority,
                                         Revenue, Series 8, 6.500%, 10/15/2008         5,390,000           5,585,388
                                       New York & New Jersey Port Authority,
                                         Revenue, Series 6, 6.000%, 07/01/2013         6,555,000           6,826,311
                                       New York & New Jersey Port Authority,
                                         Revenue, Series 6, 6.000%, 07/01/2015         2,500,000           2,583,375
                                       New York & New Jersey Port Authority,
                                         Special Obligation, Revenue,
                                         Continental/ Eastern Project, Laguardia,
                                         9.125%, 12/01/2015                            3,150,000           3,230,451
                                       New York City, NY, Industrial Development
                                         Agency Revenue, USTA National Tennis
                                         Center Project, 6.600%, 11/15/2011            3,000,000           3,244,440
                                       New York Metropolitan Transportation
                                         Authority, Revenue, Series Q, 5.125%,
                                         07/01/2012 (c)                                7,750,000           7,762,943
                                       New York Metropolitan Transportation
                                         Authority, Revenue, Series O, 6.250%,
                                         07/01/2012                                    6,000,000           6,435,840
                                       New York Metropolitan Transportation
                                         Authority, Revenue, Series A, 6.000%,
                                         04/01/2020                                    5,000,000           5,337,150
                                       New York State Dormitory Authority, City
                                         University, Revenue, 5.750%, 07/01/2013       5,500,000           5,845,015
                                       New York State Dormitory Authority,
                                         Revenue, State University Educational
                                         Facilities, Revenue, Prerefunded
                                         05/15/2002, 7.250%, 05/15/2018 (b)              440,000             467,694
                                       New York State Dormitory Authority,
                                         Revenue, State University Educational
                                         Facilities, Revenue, Prerefunded
                                         05/15/2002, 7.250%, 05/15/2018 (b)            3,370,000           3,582,108
                                       New York State Dormitory Authority
                                         Revenue, City University System, 6.000%,
                                         07/01/2014                                    7,000,000           7,591,430
                                       New York State Dormitory Authority
                                         Revenue, State Universities Educational
                                         Facilities, Series B, 5.000%, 05/15/2018      7,000,000           6,551,440
                                       New York State Environment Facilities
                                         Corporation Revenue, Pollution Control,
                                         Prerefunded 06/15/2004, 6.875%,
                                         06/15/2014 (b)                                6,815,000           7,443,684
                                       New York State Environmental Facilities
                                         Corporation, State Water Pollution
                                         Control, Revolving Fund Revenue, Series
                                         A, 7.250%, 06/15/2010                           480,000             498,322
                                       New York State Environmental Facilities
                                         Corporation, State Water Pollution,
                                         Revolving Fund Revenue, Series A,
                                         Prerefunded 06/15/2001, 7.250%,
                                         06/15/2010 (b)                                4,520,000           4,699,851

 28 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE
                                       New York State Environmental Facilities
                                         Corporation Revenue, Pollution Control,
                                         Series C, 7.200%, 03/15/2011                $ 2,500,000      $    2,554,650
                                       New York State Environmental Facilities
                                         Corporation Revenue, Pollution Control,
                                         6.875%, 06/15/2014                            4,560,000           4,913,263
                                       New York State Local Assistance
                                         Corporation, Revenue, Series B,
                                         Prerefunded 04/01/2001, 7.375%,
                                         04/01/2012 (b)                                2,675,000           2,768,117
                                       New York State Local Assistance
                                         Corporation, Revenue, Series B,
                                         Prerefunded 04/01/2001, 7.500%,
                                         04/01/2020 (b)                                7,000,000           7,248,010
                                       New York State Medical Care Facilities
                                         Financial Agency Revenue, Series D,
                                         Prerefunded 02/15/2003, 6.450%,
                                         02/15/2009 (b)                                8,015,000           8,482,194
                                       New York State Medical Care Facilities
                                         Financial Agency Revenue, Prerefunded
                                         02/15/2000, 7.750%, 08/15/2010 (b)              805,000             837,723
                                       New York State Medical Care Facilities
                                         Financial Agency Revenue, Series A,
                                         Prerefunded 02/15/2005, 6.750%,
                                         08/15/2014 (b)                                8,000,000           8,820,640
                                       New York State Thruway Authority Revenue,
                                         Local Highway & Bridge, 5.625%,
                                         04/01/2012 (c)                                5,470,000           5,719,159
                                       New York State Urban Development
                                         Corporation, State Facilities, Revenue,
                                         5.600%, 04/01/2015                            4,655,000           4,747,309
                                       New York State Urban Development
                                         Corporation, State Facilities, Revenue,
                                         5.700%, 04/01/2020                            3,600,000           3,627,468
                                       New York, NY, General Obligation,
                                         Prerefunded 11/15/2001, 8.400%,
                                         11/15/2005 (b)                                4,295,000           4,547,245
                                       New York, NY, General Obligation, Series
                                         F, 8.400%, 11/15/2005                           190,000             200,372
                                       New York, NY, General Obligation, Series
                                         F, 8.400%, 11/15/2006                           560,000             590,570
                                       New York, NY, General Obligation, Series
                                         F, Prerefunded 11/15/2001, 8.400%,
                                         11/15/2006 (b)                                6,440,000           6,818,221
                                       New York, NY, General Obligation, Series
                                         H, 7.000%, 02/01/2007                           240,000             250,243
                                       New York, NY, General Obligation, Series
                                         H, Prerefunded 02/01/2002, 7.000%,
                                         02/01/2007 (b)                                2,760,000           2,891,072
                                       New York, NY, General Obligation, Series
                                         F, Prerefunded 11/15/2001, 8.400%,
                                         11/15/2007 (b)                                6,335,000           6,707,055
                                       New York, NY, General Obligation, Series
                                         F, Prerefunded 11/15/2001, 8.400%,
                                         11/15/2008 (b)                               11,000,000          11,646,030
                                       New York, NY, General Obligation, Series
                                         G, Zero Coupon, 08/01/2009                   19,100,000          12,328,095
                                       New York, NY, General Obligation, Series
                                         F, Prerefunded 11/15/2001, 8.400%,
                                         11/15/2009 (b)                                1,050,000           1,111,667
                                       New York, NY, General Obligation, Series
                                         A, 7.750%, 08/15/2015                            92,000              95,713

    The accompanying notes are an integral part of the financial statements.  29

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE
                                       New York, NY, General Obligation, Series
                                         A, Prerefunded 08/15/2001, 7.750%,
                                         08/15/2015 (b)                              $ 3,408,000      $    3,557,373
                                       New York, NY, Series G, 5.000%, 08/01/2018      4,750,000           4,407,953
                                       New York, NY, General Obligation, Series
                                         J, 5.875%, 02/15/2019                        16,060,000          16,288,855
                                       New York, NY, City Industrial Development
                                         Agency Revenue, USTA National Tennis
                                         Center Project, 6.500%, 11/15/2010            3,485,000           3,741,810
                                       New York, NY, City Municipal Water
                                         Financial Authority, Revenue, Water &
                                         Sewer Systems, 7.000%, 06/15/2015               740,000             760,986
                                       New York, NY, City Municipal Water
                                         Financial Authority, Revenue, Water &
                                         Sewer Systems, Prerefunded 06/15/2001,
                                         7.000%, 06/15/2015 (b)                          230,000             236,523
                                       New York, NY, City Municipal Water
                                         Financial Authority, Revenue, Water &
                                         Sewer Systems, Prerefunded 06/15/2001,
                                         7.000%, 06/15/2015 (b)                          530,000             545,031
                                       New York, NY, City Transitional Financial
                                         Authority Revenue, Series C, 5.000%,
                                         05/01/2018                                    5,000,000           4,674,800
                                       ---------------------------------------------------------------------------------
                                                                                                         250,809,588
------------------------------------------------------------------------------------------------------------------------

    NORTH CAROLINA
                                       Durham County, NC, Certificates of
                                         Participation, Jail Facilities &
                                         Computer Equipment Project, Prerefunded
                                         05/01/2001, 6.625%, 05/01/2014 (b)            5,500,000           5,678,750
                                       North Carolina Eastern Municipal Power
                                         Agency Revenue, Series B, 6.000%,
                                         01/01/2022                                   18,775,000          19,759,561
                                       State of North Carolina, General
                                         Obligation, Public School Building,
                                         4.600%, 04/01/2013                           16,500,000          15,518,415
                                       ---------------------------------------------------------------------------------
                                                                                                          40,956,726
------------------------------------------------------------------------------------------------------------------------

    NORTH DAKOTA
                                       North Dakota State Financial Agency
                                         Revenue, Single Family Mortgage, Series
                                         A, 8.050%, 01/01/2024                           450,000             456,566
                                       ---------------------------------------------------------------------------------
                                                                                                             456,566
------------------------------------------------------------------------------------------------------------------------

    OHIO
                                       Clermont County, OH, Hospital Facilities
                                         Revenue, Mercy Health Center, Series A,
                                         Prerefunded 09/01/2001, 7.500%,
                                         09/01/2019 (b)                                2,205,000           2,265,902
                                       Cleveland, OH, Public Power System
                                         Revenue, Series A, Prerefunded
                                         11/15/2001 7.000%, 11/15/2017 (b)               510,000             534,082
                                       Cleveland, OH, Public Power System
                                         Revenue, Unrefunded Balance, Series A,
                                         7.000%, 11/15/2017                              340,000             354,195
                                       Cleveland, OH, Waterworks Revenue, Series
                                         B, 6.500%, 01/01/2011 (c)                       385,000             401,158
                                       Cleveland, OH, Waterworks Revenue, Series
                                         B, Prerefunded 01/01/2002, 6.500%,
                                         01/01/2011 (b)                                4,195,000           4,378,154
                                       Cleveland-Cuyahoga County, OH, Port
                                         Development Revenue, C&P Docks Project,
                                         6.000%, 03/01/2007                            1,205,000           1,170,019

 30 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE
                                       Cuyahoga County, OH, Hospital Revenue,
                                         Meridia Health System, Prerefunded
                                         8/15/2005, 6.250%, 08/15/2014 (b)           $ 7,050,000      $    7,667,228
                                       Green Springs, OH, Health Care, Revenue,
                                         St. Francis Health Care Center Project,
                                         Series A, 7.000%, 05/15/2014                  4,235,000           3,615,165
                                       Green Springs, OH, Health Care, Revenue,
                                         St. Francis Health Care Center Project,
                                         Series A, 7.125%, 05/15/2005                  4,405,000           3,591,617
                                       Lucas County, OH, Health Facilities
                                         Revenue, Ohio Presbyterian, Series A,
                                         6.625%, 07/01/2014                            2,000,000           1,947,040
                                       Lucas County, OH, Health Facilities
                                         Revenue, Ohio Presbyterian, Series A,
                                         6.750%, 07/01/2020                            2,000,000           1,897,560
                                       Marion County, OH, Health Care Facilities,
                                         Revenue, Church Homes Project, 6.375%,
                                         11/15/2010                                    3,720,000           3,519,455
                                       Marion County, OH, Health Care Facilities,
                                         Revenue, Church Homes Project, 6.300%,
                                         11/15/2015                                    2,950,000           2,659,720
                                       Ohio Housing Finance Agency, GNMA Single
                                         Family Mortgage Revenue, Prerefunded
                                         1/15/2013, Zero Coupon, 01/15/2015 (b)        3,360,000           1,425,514
                                       Ohio Housing Finance Agency, Single Family
                                         Mortgage Revenue, Prerefunded
                                         07/15/2013, Zero Coupon, 01/15/2015           3,515,000           1,526,318
                                       Ohio State Building Authority Adult
                                         Correctional -- A, 5.750%, 04/01/2011         2,865,000           3,037,731
                                       Ohio State Building Authority Adult
                                         Correctional -- A, 5.750%, 04/01/2012         2,400,000           2,524,656
                                       Ohio State Building Authority, 5.750%,
                                         04/01/2013                                    1,000,000           1,043,670
                                       Ohio State Water Development Authority,
                                         Revenue, Bay Shore Project, Series A,
                                         5.875%, 09/01/2020                            3,550,000           2,843,160
                                       Springdale, OH, Hospital Facilities
                                         Revenue, 6.000%, 11/01/2018                   1,250,000           1,135,863
                                       State of Ohio, General Obligation, Zero
                                         Coupon, 09/01/2007                            5,000,000           3,566,700
                                       Toledo, OH, Waterworks Revenue, 4.750%,
                                         11/15/2017 (c)                                1,000,000             898,430
                                       Willoughby, OH, Industrial Development
                                         Revenue, Series A, 6.875%, 07/01/2016         2,250,000           2,185,538
                                       Worthington, OH, City School District,
                                         General Obligation, 6.375%, 12/01/2012        6,210,000           6,483,054
                                       ---------------------------------------------------------------------------------
                                                                                                          60,671,929
------------------------------------------------------------------------------------------------------------------------

    OKLAHOMA
                                       Grand River Dam Authority Revenue,
                                         Refunded, 6.250%, 06/01/2011 (c)             32,250,000          35,704,943
                                       Oklahoma Valley View Hospital Authority,
                                         Revenue, 5.750%, 08/15/2006                   3,435,000           3,353,934
                                       Oklahoma Valley View Hospital Authority,
                                         Revenue, 6.000%, 08/15/2014                   2,695,000           2,453,474
                                       Woodward, OK, Municipal Authority,
                                         Hospital Revenue, 6.450%, 11/01/2014          2,070,000           1,969,771
                                       ---------------------------------------------------------------------------------
                                                                                                          43,482,122

    The accompanying notes are an integral part of the financial statements.  31

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE

    OREGON
                                       Oregon Transnational Highway Revenue,
                                         5.750%, 11/15/2015                          $ 1,435,000      $    1,485,569
                                       Oregon Transnational Highway Revenue,
                                         5.750%, 11/15/2016                            3,140,000           3,235,770
                                       Portland, OR, Portland Airport, Inverse
                                         Floating Rate Bond, Series A, 5.673%,
                                         07/01/2010**                                  2,390,000           2,654,262
                                       Portland, OR, Portland Airport, Inverse
                                         Floating Rate Bond, Series B, 5.661%,
                                         07/01/2011**                                  2,530,000           2,766,024
                                       Portland, OR, Portland Airport, Inverse
                                         Floating Rate Bond, Series C, 5.661%,
                                         07/01/2012**                                  2,675,000           2,882,901
                                       Portland, OR, Portland Airport, Inverse
                                         Floating Rate Bond, Series D, 5.672%,
                                         07/01/2013**                                  2,675,000           2,740,992
                                       ---------------------------------------------------------------------------------
                                                                                                          15,765,518
------------------------------------------------------------------------------------------------------------------------

    PENNSYLVANIA
                                       Allegheny County, PA, Airport, Inverse
                                         Floating Rate Bond, Series A, 5.720%,
                                         01/01/2010**                                  3,000,000           3,277,590
                                       Allegheny County, PA, Airport, Inverse
                                         Floating Rate Bond, Series B, 5.720%,
                                         01/01/2011**                                  1,500,000           1,635,675
                                       Allegheny County, PA, Airport, Inverse
                                         Floating Rate Bond, Series C, 5.729%,
                                         01/01/2013**                                  3,160,000           3,404,710
                                       Allegheny County, PA, Airport, Inverse
                                         Floating Rate Bond, Series D, 5.720%,
                                         01/01/2014**                                  5,250,000           5,618,918
                                       Armstrong County, PA, Hospital Authority,
                                         Revenue, St Francis Medical Center
                                         Project, Series A, 6.250%, 06/01/2013
                                         (c)                                          11,350,000          11,807,859
                                       Erie, PA, General Obligation, Series B,
                                         Zero Coupon, 11/15/2007 (c)                   2,205,000           1,548,572
                                       Erie, PA, General Obligation, Series B,
                                         Zero Coupon, 11/15/2008 (c)                   5,055,000           3,343,781
                                       Hazleton, PA, Health Services Authority,
                                         Hospital Revenue, Hazelton-St Joseph
                                         Medical Center, 6.125%, 07/01/2016            3,780,000           3,420,068
                                       Jeannette, PA, Health Service Authority,
                                         Revenue, Jeannette District Memorial
                                         Hospital, Series A, 6.000%, 11/01/2018          945,000             845,265
                                       Lehigh County, PA, General Purpose
                                         Authority, Revenue, Lehigh Valley
                                         Hospital, Series A, Prerefunded
                                         07/01/2002, 6.500%, 07/01/2010 (b)            6,000,000           6,316,560
                                       Mckean County, PA, Hospital Authority,
                                         Revenue, Bradford Hospital, 5.950%,
                                         10/01/2008                                    2,800,000           2,874,480
                                       Montgomery County, PA, Industrial
                                         Development Authority, Revenue,
                                         Retirement-Life Communities, 5.250%,
                                         11/15/2028                                    4,000,000           3,289,560
                                       New Castle, PA, Area Hospital Authority,
                                         Revenue, Jameson Memorial Hospital,
                                         6.000%, 07/01/2010                              845,000             908,519
                                       Pennsylvania Convention Center Authority
                                         Revenue, Series A, 6.700%, 09/01/2014         3,750,000           3,915,938
                                       Pennsylvania Convention Center Authority
                                         Revenue, 6.750%, 09/01/2019                   8,775,000           9,060,977

 32 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE
                                       Pennsylvania Intergovernmental
                                         Cooperational Authority, Inverse
                                         Floating Rate Bond, 4.620%, 06/15/2013**    $ 2,225,000      $    2,226,157
                                       Pennsylvania Intergovernmental
                                         Cooperational Authority, Inverse
                                         Floating Rate Bond, 4.620%, 06/15/2014
                                         (c)**                                         2,500,000           2,453,850
                                       Pennsylvania Intergovernmental
                                         Cooperational Authority, Inverse
                                         Floating Rate Bond, 4.620%, 06/15/2015
                                         (c)**                                         2,250,000           2,183,940
                                       Pennsylvania State Higher Educational
                                         Facility, Revenue, Ursinus College,
                                         5.850%, 01/01/2017                            1,475,000           1,435,662
                                       Pennsylvania State Higher Educational
                                         Facility, Revenue, Ursinus College,
                                         5.900%, 01/01/2027                            3,400,000           3,212,796
                                       Pennsylvania State Industrial Development
                                         Authority, Revenue, Series A,
                                         Prerefunded 07/01/2001, 7.000%,
                                         01/01/2011 (b)                                5,000,000           5,193,950
                                       Philadelphia, PA, Gas Works Revenue,
                                         Series 13, Prerefunded 06/15/2001,
                                         7.700%, 06/15/2011 (b)                        5,485,000           5,718,332
                                       Philadelphia, PA, Gas Works Revenue,
                                         Series 13, Prerefunded 06/15/2001,
                                         7.700%, 06/15/2011 (b)                        2,515,000           2,620,001
                                       Philadelphia, PA, Gas Works Revenue,
                                         Series 14, 6.375%, 07/01/2014                21,045,000          21,526,089
                                       Philadelphia, PA, Gas Works Revenue,
                                         Series 14, Prerefunded 07/01/2003,
                                         6.375%, 07/01/2014 (b)                       10,035,000          10,671,319
                                       Philadelphia, PA, Gas Works Revenue,
                                         Series 13, Prerefunded 06/15/2001,
                                         7.700%, 06/15/2021 (b)                        6,850,000           7,141,399
                                       Philadelphia, PA, Municipal Authority
                                         Revenue, Series D, 6.250%, 07/15/2013         2,500,000           2,528,550
                                       Philadelphia, PA, Municipal Authority
                                         Revenue, Series D, 6.300%, 07/15/2017         2,300,000           2,306,325
                                       ---------------------------------------------------------------------------------
                                                                                                         130,486,842
------------------------------------------------------------------------------------------------------------------------

    PUERTO RICO
                                       Puerto Rico Commonwealth, Rites, 7.246%,
                                         07/01/2013 (c)**                              2,500,000           3,019,175
                                       ---------------------------------------------------------------------------------
                                                                                                           3,019,175
------------------------------------------------------------------------------------------------------------------------

    SOUTH CAROLINA
                                       Charleston County, SC, Certificates of
                                         Participation, Series B, 6.875%,
                                         06/01/2014                                      240,000             259,034
                                       Charleston County, SC, Certificates of
                                         Participation, Series B, Prerefunded
                                         06/01/2004, 6.875%, 06/01/2014 (b)            4,875,000           5,334,859
                                       Charleston County, SC, Certificates of
                                         Participation, Series B, 7.000%,
                                         06/01/2019                                      115,000             124,476
                                       Charleston County, SC, Certificates of
                                         Participation, Series B, Prerefunded
                                         06/01/2004, 7.000%, 06/01/2019 (b)            2,385,000           2,619,517
                                       Darlington County, SC, Pollution Control
                                         Revenue, Power and Light, 6.600%,
                                         11/01/2010 (c)                                7,500,000           7,964,025
                                       Grand Strand, SC, Water & Sewer Authority,
                                         Revenue, 6.375%, 06/01/2012                   5,000,000           5,578,450

    The accompanying notes are an integral part of the financial statements.  33

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE
                                       South Carolina Jobs and Economic
                                         Development Authority, Hospital
                                         Facilities Revenue, 7.375%, 12/15/2021      $ 3,000,000      $    3,062,460
                                       South Carolina State Public Services
                                         Authority, Revenue, Series A, 6.250%,
                                         01/01/2022                                    7,000,000           7,329,070
                                       ---------------------------------------------------------------------------------
                                                                                                          32,271,891
------------------------------------------------------------------------------------------------------------------------

    TENNESSEE
                                       Metropolitan Nashville, TN, Airport
                                         Authority, Revenue, Series C, 6.600%,
                                         07/01/2015                                    5,250,000           5,423,460
                                       Shelby County, TN, General Obligation,
                                         Zero Coupon, 08/01/2012                       3,410,000           1,839,934
                                       Shelby County, TN, General Obligation,
                                         Zero Coupon, 08/01/2013                       3,440,000           1,739,952
                                       Shelby County, TN, General Obligation,
                                         Zero Coupon, 08/01/2014                       4,965,000           2,349,587
                                       Tennessee Housing Development Agency
                                         Mortgage Financial, Revenue, Series A,
                                         7.050%, 07/01/2020                           17,770,000          18,281,776
                                       Tennessee Housing Development Agency
                                         Mortgage Financial, Revenue, Series A,
                                         7.125%, 07/01/2026                            1,885,000           1,939,627
                                       ---------------------------------------------------------------------------------
                                                                                                          31,574,336
------------------------------------------------------------------------------------------------------------------------

    TEXAS
                                       Abilene, TX, Health Facilities Development
                                         Corporation Revenue, Retirement
                                         Facilities, 5.875%, 11/15/2018                3,250,000           2,733,673
                                       Austin, TX Combined Utility System
                                         Revenue, Zero Coupon, 11/15/2011 (c)         12,600,000           7,070,616
                                       Austin, TX, Bergstrom Landhost
                                         Enterprises, Airport Hotel, Series 1999
                                         A, 6.750%, 04/01/2027                        17,785,000          16,760,050
                                       Austin, TX, Utility Systems Revenue,
                                         6.000%, 11/15/2013 (c)                        9,500,000          10,258,195
                                       Austin, TX, Water, Sewer and Electric
                                         Revenue, 14.000%, 11/15/2001***                  10,000              10,582
                                       Austin, TX, Water, Sewer and Electric
                                         Revenue, 14.000%, 11/15/2001 (b)                180,000             190,343
                                       Austin, TX, Water, Sewer and Electric
                                         Revenue, 14.000%, 11/15/2001 (b)              1,060,000           1,117,176
                                       Boerne, TX, Independent School District,
                                         General Obligation, Zero Coupon,
                                         02/01/2014                                    2,785,000           1,329,698
                                       Boerne, TX, Independent School District,
                                         General Obligation, Zero Coupon,
                                         02/01/2016                                    3,285,000           1,378,944
                                       Ector County, TX, Hospital District,
                                         Hospital Revenue, Prerefunded
                                         04/15/2002, 7.300%, 04/15/2012                  550,000             583,110
                                       El Paso, TX, Independent School District,
                                         General Obligation, Zero Coupon,
                                         08/15/2011                                    3,600,000           2,012,148
                                       Georgetown, TX, Higher Education Finance,
                                         Revenue, Southwestern University
                                         Project, 6.250%, 02/15/2009                     840,000             874,583
                                       Grapevine-Colleyville, TX, General
                                         Obligation, Zero Coupon, 08/15/2007           6,065,000           4,309,668
                                       Grapevine-Colleyville, TX, General
                                         Obligation, Zero Coupon, 08/15/2009           6,360,000           4,056,599
                                       Grapevine-Colleyville, TX, General
                                         Obligation, Zero Coupon, 08/15/2010           2,160,000           1,302,113

 34 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE
                                       Grapevine-Colleyville, TX, General
                                         Obligation, Zero Coupon, 08/15/2011         $ 4,830,000      $    2,737,064
                                       Grapevine-Colleyville, TX, General
                                         Obligation, Zero Coupon, 08/15/2013           1,000,000             495,980
                                       Harris County, TX, Revenue, Toll Road,
                                         Prerefunded 08/01/2001, 6.750%,
                                         08/01/2014                                   15,000,000          15,546,900
                                       Houston, TX, Airport System Revenue,
                                         Series B, 5.250%, 07/01/2011 (c)             16,020,000          16,046,433
                                       Houston, TX, Airport System Revenue,
                                         Refunded, Series A, 6.000%, 07/01/2014
                                         (c)                                           5,030,000           5,227,025
                                       Houston, TX, Airport System Revenue,
                                         5.000%, 07/01/2025 (c)                        9,520,000           8,349,611
                                       Houston, TX, Higher Education Finance
                                         Corporation, Revenue, University of
                                         Saint Thomas Project, 7.250%, 12/01/2007      1,445,000           1,503,147
                                       Houston, TX, Independent School District,
                                         General Obligation, Series A, Zero
                                         Coupon, 02/15/2010                            8,500,000           5,138,335
                                       Houston, TX, Independent School District,
                                         General Obligation, Series A, Zero
                                         Coupon, 02/15/2011                            3,750,000           2,126,850
                                       Houston, TX, Independent School District,
                                         General Obligation, Series A, Zero
                                         Coupon, 02/15/2015                           26,000,000          11,253,580
                                       Rio Grande Valley, TX, Health Facilities
                                         Development, Revenue, Series B, 6.400%,
                                         08/01/2012                                    3,700,000           3,865,575
                                       Round Rock, TX, Independent School
                                         District, General Obligation, Zero
                                         Coupon, 08/01/2008                            5,020,000           3,395,578
                                       State of Texas, General Obligation, Amt-
                                         Veterans Land, 6.400%, 12/01/2024             8,550,000           8,780,423
                                       Texas Beaumont W&S, 5.000%, 09/01/2019 (c)      3,140,000           2,882,269
                                       Texas Beaumont W&S, 5.000%, 09/01/2020 (c)      3,595,000           3,283,457
                                       Texas General Obligation, 7.000%,
                                         09/15/2012                                    9,081,165           9,350,058
                                       Texas Housing Agency Mortgage Revenue,
                                         Series A, 7.150%, 09/01/2012                    150,000             154,619
                                       Texas State Department Housing & Community
                                         Affairs, Revenue, Series A, 6.400%,
                                         01/01/2027                                    3,350,000           3,396,699
                                       Texas State Turnpike Authority Dallas
                                         North, Revenue, President George Bush
                                         Turnpike, Zero Coupon, 01/01/2010             3,000,000           1,872,150
                                       Texas Water Development Board Revenue,
                                         Series 1999 B, 5.250%, 07/15/2017            10,000,000           9,711,300
                                       Texas Water Revenue, 5.625%, 07/15/2011         3,630,000           3,805,148
                                       Texas Water Revenue C10 S00A, 5.625%,
                                         07/15/2015                                    1,000,000           1,020,280
                                       Texas, Sabine River Pollution Authority,
                                         Revenue, Southwestern Electric Power,
                                         6.100%, 04/01/2018                           30,200,000          31,223,176
                                       Titus County, TX, Hospital District
                                         Revenue, Revenue, 6.125%, 08/15/2013          6,700,000           6,164,536
                                       Travis County, TX, Housing Financial
                                         Corporation Revenue, Series A, 7.000%,
                                         12/01/2011                                      230,000             236,987

    The accompanying notes are an integral part of the financial statements.  35

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE
                                       Waxahachie, TX, Independent School
                                         District, General Obligation, Zero
                                         Coupon, 08/15/2009                          $ 3,120,000      $    1,995,209
                                       Waxahachie, TX, Independent School
                                         District, General Obligation, Zero
                                         Coupon, 08/15/2012                            4,120,000           2,198,102
                                       Waxahachie, TX, Independent School
                                         District, General Obligation, Zero
                                         Coupon, 08/15/2013                            2,060,000           1,029,423
                                       ---------------------------------------------------------------------------------
                                                                                                         216,777,412
------------------------------------------------------------------------------------------------------------------------

    UTAH
                                       Utah State Housing Financial Agency,
                                         Revenue, Series D, 8.625%, 01/01/2019            40,000              40,395
                                       West Valley City, UT, Excise Tax Revenue,
                                         10.625%, 07/01/2004***                          555,000             624,830
                                       ---------------------------------------------------------------------------------
                                                                                                             665,225
------------------------------------------------------------------------------------------------------------------------

    VIRGIN ISLANDS
                                       Virgin Islands Public Financial Authority
                                         Revenue, Series 1992 A, Prerefunded
                                         10/01/2002, 7.250%, 10/01/2018 (b)            3,000,000           3,227,310
                                       ---------------------------------------------------------------------------------
                                                                                                           3,227,310
------------------------------------------------------------------------------------------------------------------------

    VIRGINIA
                                       Fairfax County, VA, Economic Development
                                         Authority Revenue, Retirement Community,
                                         Series A, 7.500%, 10/01/2029                  7,100,000           7,144,801
                                       Richmond, VA, General Obligation, Series
                                         B, 6.250%, 01/15/2018                         2,665,000           2,730,186
                                       Washington DC Metropolitan, VA, Airport
                                         Revenue, Series A, 7.600%, 10/01/2014         3,000,000           3,060,480
                                       ---------------------------------------------------------------------------------
                                                                                                          12,935,467
------------------------------------------------------------------------------------------------------------------------

    WASHINGTON
                                       King County, WA, General Obligation,
                                         Series B, 6.625%, 12/01/2015                  9,845,000          10,929,033
                                       Spokane County, WA, School District,
                                         General Obligation, Series B, Zero
                                         Coupon, 12/01/2014 (c)                        2,500,000           1,146,050
                                       Washington State Public Power Supply,
                                         Series C, 5.375%, 07/01/2015                  5,410,000           5,339,075
                                       ---------------------------------------------------------------------------------
                                                                                                          17,414,158
------------------------------------------------------------------------------------------------------------------------

    WISCONSIN
                                       Kenosha, WI, General Obligation, Series B,
                                         Zero Coupon, 10/15/2008 (c)                   6,885,000           4,534,323
                                       Wisconsin State Health & Educational
                                         Facilities Authority, Aurora Health Care
                                         Inc., Series 1999 A, 5.600%, 02/15/2029      17,800,000          14,886,140
                                       Wisconsin State Health & Educational
                                         Facilities, Aurora Health Care Inc.,
                                         Series 1999 B, 5.625%, 02/15/2029             7,225,000           6,067,627
                                       ---------------------------------------------------------------------------------
                                                                                                          25,488,090

 36 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE

    WYOMING
                                       Wyoming Community Development Authority,
                                         Revenue, Single Family Mortgage, Series
                                         B, 8.125%, 06/01/2021                       $   230,000      $      233,841
                                       Wyoming Community Development Authority
                                         Housing, Revenue, Series 2, 6.350%,
                                         06/01/2029                                    3,925,000           4,000,478
                                       ---------------------------------------------------------------------------------
                                                                                                           4,234,319
                                       ---------------------------------------------------------------------------------
                                       TOTAL LONG TERM MUNICIPAL INVESTMENTS
                                       (Cost $2,392,578,790)                                           2,478,537,041
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $2,403,878,790) (a)                                      $2,489,837,041
                                       ---------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal tax purposes was $2,404,081,939. At September 30, 2000, net unrealized appreciation for all securities based on tax cost was $85,755,102. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $108,201,688 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $22,446,586.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(c) Bond is insured by one of these companies: AMBAC, FGIC, Capital Guaranty, FSA or MBIA/BIG.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rate as of September 30, 2000.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

    The accompanying notes are an integral part of the financial statements.  37

PORTFOLIO OF INVESTMENTS

KEMPER INTERMEDIATE MUNICIPAL BOND FUND
Portfolio of Investments at September 30, 2000

    LONG-TERM MUNICIPAL INVESTMENTS                                                   PRINCIPAL AMOUNT      VALUE

    ALASKA
                                    Alaska Student Loan Corp., Revenue, Series A,
                                      5.550% 07/01/2010 (c)                              $  200,000      $   203,528
                                    ------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ARIZONA
                                    Arizona State University, Revenue, Series A,
                                      6.500%, 07/01/2001                                     85,000           86,327
                                    Arizona Transportation Board, Highway Revenue,
                                      Series B, 6.100%, 07/01/2002                           70,000           71,954
                                    Coconino County, AZ, Industrial Development
                                      Authority, Revenue, Guidance Center Income
                                      Project, Prerefunded 06/01/2001, 9.250%,
                                      06/01/2011 (b)                                        265,000          276,299
                                    Phoenix, AZ, Civic Improvement Corporation,
                                      Revenue 6.375%, 07/01/2005                            495,000          531,120
                                    ------------------------------------------------------------------------------------
                                                                                                             965,700
------------------------------------------------------------------------------------------------------------------------

    ARKANSAS
                                    North Little Rock, AR, Electrical Revenue,
                                      Series A, 6.000%, 07/01/2001 (c)                       20,000           20,242
                                    North Little Rock, AR, Electrical Revenue,
                                      Series A, 6.150%, 07/01/2003 (c)                      275,000          286,289
                                    ------------------------------------------------------------------------------------
                                                                                                             306,531
------------------------------------------------------------------------------------------------------------------------

    CALIFORNIA
                                    California Central Valley Financing Authority,
                                      Revenue, Carson Ice Project, 6.000%,
                                      07/01/2009                                            250,000          258,892
                                    Sacramento, CA, Cogeneration Revenue, Procter &
                                      Gamble Project, 7.000%, 07/01/2004                    200,000          215,470
                                    San Joaquin Hills, CA, Revenue, Series A, Zero
                                      Coupon, 01/15/2012 (c)                                825,000          466,348
                                    ------------------------------------------------------------------------------------
                                                                                                             940,710
------------------------------------------------------------------------------------------------------------------------

    COLORADO
                                    Arapahoe County, CO, Capital Improvements,
                                      Revenue, Series E, Prerefunded 08/31/2005,
                                      6.900%, 08/31/2015 (b)                                300,000          337,236
                                    ------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CONNECTICUT
                                    Connecticut State Health Authority, 5.950%,
                                      11/15/2000                                              5,000            5,010
                                    ------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DISTRICT OF COLUMBIA
                                    District of Columbia, General Obligation, Series
                                      B, 5.500%, 06/01/2010                               1,000,000        1,039,070
                                    District of Columbia Redevelopment Land Agency,
                                      Revenue, 5.625%, 11/01/2010                           160,000          161,130
                                    ------------------------------------------------------------------------------------
                                                                                                           1,200,200
------------------------------------------------------------------------------------------------------------------------

    FLORIDA
                                    Broward County, FL, School District, General
                                      Obligation, 6.000%, 02/15/2004                         70,000           72,647
                                    Orlando, FL, Special Assessment Revenue, Conroy
                                      Road Interchange Project, Series B, 5.250%,
                                      05/01/2005                                            190,000          183,424
                                    ------------------------------------------------------------------------------------
                                                                                                             256,071
------------------------------------------------------------------------------------------------------------------------

    GEORGIA
                                    Atlanta, GA, Airport Facilities Revenue, 6.500%,
                                      01/01/2013 (c)                                         70,000           71,750
                                    ------------------------------------------------------------------------------------

 38 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE

    ILLINOIS
                                    Illinois Health Facilities Authority Revenue,
                                      Franciscan Sisters Health Care, 6.250%,
                                      09/01/2002 *                                       $  350,000      $   361,175
                                    McHenry & Lake Counties, IL, Certificate of
                                      Participation, 6.125%, 12/01/2003 (c)                  85,000           88,919
                                    ------------------------------------------------------------------------------------
                                                                                                             450,094
------------------------------------------------------------------------------------------------------------------------

    INDIANA
                                    Johnson County, IN, Hospital Association,
                                      Revenue, 6.500%, 07/01/2002 (c)                       300,000          309,711
                                    Purdue University, Indiana University Revenue,
                                      Student Fee Service, Prerefunded 01/01/2005,
                                      6.700%, 07/01/2015 (b)                                250,000          275,982
                                    ------------------------------------------------------------------------------------
                                                                                                             585,693
------------------------------------------------------------------------------------------------------------------------

    KENTUCKY
                                    Lexington, KY, Fayette Urban County, Revenue,
                                      University of Kentucky Alumni Association
                                      Income Project, Prerefunded 11/01/2004,
                                      6.500%, 11/01/2009 (b)                                300,000          326,637
                                    ------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MAINE
                                    Maine Health & Higher Educational Facilities,
                                      Revenue, Series B, 6.300%, 07/01/2004 *               135,000          142,988
                                    Maine Health & Higher Educational Facilities,
                                      Revenue, Series B, 6.300%, 07/01/2004                  25,000           26,462
                                    Maine Health & Higher Educational Facilities,
                                      Revenue, Series B, Prerefunded 07/01/2004,
                                      6.500%, 07/01/2006 (b)                                100,000          108,216
                                    ------------------------------------------------------------------------------------
                                                                                                             277,666
------------------------------------------------------------------------------------------------------------------------

    MASSACHUSETTS
                                    Massachusetts Bay Transportation Authority,
                                      Revenue, 6.500%, 03/01/2004                             5,000            5,305
                                    Massachusetts State Water Pollution, Revenue,
                                      Series A, 6.200%, 02/01/2010                           45,000           47,579
                                    State of Massachusetts, General Obligation,
                                      Series D, Prerefunded 07/01/2001, 7.000%,
                                      07/01/2007 (b)                                        200,000          207,774
                                    State of Massachusetts, General Obligation,
                                      Series D, Prerefunded 07/01/2001, 7.000%,
                                      07/01/2007 (b)                                         75,000           77,904
                                    ------------------------------------------------------------------------------------
                                                                                                             338,562
------------------------------------------------------------------------------------------------------------------------

    MICHIGAN
                                    Chippewa Valley, MI, School District, General
                                      Obligation, 7.000%, 05/01/2001 (c)                    350,000          355,218
                                    Detroit, MI, General Obligation, Series A,
                                      Prerefunded 04/01/2005, 6.700%, 04/01/2010 (b)        300,000          327,882
                                    Grand Rapids, MI, Downtown Development Revenue,
                                      Tax Allocation, 6.200%, 06/01/2004 (c)                175,000          184,258
                                    Michigan Higher Educational Student Loan,
                                      Revenue, 5.400%, 06/01/2006 (c)                       250,000          256,045
                                    Michigan State Building Authority Revenue,
                                      Series I 6.250%, 10/01/2000 *                           5,000            5,001
                                    Michigan State Building Authority Revenue,
                                      Series I, 6.500%, 10/01/2004                          160,000          170,795
                                    Michigan State Hospital Financial Authority
                                      Revenue, Gratiot Community Hospital, 6.100%,
                                      10/01/2007                                            350,000          347,214
                                    ------------------------------------------------------------------------------------
                                                                                                           1,646,413

    The accompanying notes are an integral part of the financial statements.  39

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE

    MISSOURI
                                    Missouri State Health & Educational Facilities,
                                      Revenue, Lake Of The Ozarks General Hospital,
                                      5.500%, 02/15/2001                                 $  200,000      $   200,178
                                    Missouri State Health & Educational Facilities,
                                      Revenue, Lake Of The Ozarks General Hospital,
                                      6.000%, 02/15/2006                                    300,000          298,413
                                    ------------------------------------------------------------------------------------
                                                                                                             498,591
------------------------------------------------------------------------------------------------------------------------

    NEBRASKA
                                    Nebraska Public Power District Revenue, Nuclear
                                      Facility, 5.700%, 01/01/2004                           50,000           51,604
                                    ------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NEVADA
                                    Clark County, NV, Highway Improvement Revenue,
                                      Motor Vehicle Fuel Tax, 5.625%, 07/01/2002 (c)         70,000           71,327
                                    Nevada State, General Obligation, Series A,
                                      5.900% 05/01/2001                                     250,000          252,177
                                    ------------------------------------------------------------------------------------
                                                                                                             323,504
------------------------------------------------------------------------------------------------------------------------

    NEW HAMPSHIRE
                                    New Hampshire Higher Educational & Health
                                      Facilities, Revenue, Havenwood Heritage
                                      Heights, 7.100%, 01/01/2006                           165,000          166,518
                                    ------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NEW JERSEY
                                    New Jersey Transportation Trust Fund, Revenue,
                                      Series B, 6.500%, 06/15/2011 (c)                      225,000          253,602
                                    ------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NEW YORK
                                    Long Island, NY, Power Authority New York
                                      Electricity, Revenue, Series A, 5.500%,
                                      12/01/2013                                          1,000,000        1,041,370
                                    New York & New Jersey, Port Authority Special
                                      Obligation, Revenue, Special Project, JFK
                                      Terminal 6, 6.250%, 12/01/2008 (c)                    500,000          545,460
                                    New York City, NY, General Obligation, Series D,
                                      5.750% 08/01/2003                                     110,000          113,544
                                    New York City, NY, General Obligation, Series
                                      B1, 6.500%, 08/15/2002                                 65,000           67,330
                                    New York City, NY, General Obligation, Series B1
                                      6.500%, 08/15/2002 *                                   25,000           25,933
                                    New York City, NY, Industrial Development
                                      Agency, Civil Facilities Revenue, USTA
                                      National Tennis Center, 6.100%, 11/15/2004            200,000          211,342
                                    Niagara Falls, NY, Water Treatment Plant,
                                      General Obligation, 6.400%, 11/01/2004 (c)            100,000          106,195
                                    ------------------------------------------------------------------------------------
                                                                                                           2,111,174

 40 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE

    OHIO
                                    Athens County, OH, Economic Development,
                                      Revenue, Ohio Athens Inc. Project, 6.250%,
                                      11/01/2011                                         $  220,000      $   213,241
                                    Cleveland, OH, Waterworks Revenue, Series A,
                                      6.125%, 01/01/2003                                    450,000          464,751
                                    Lucas County, OH, Health Facilities Revenue,
                                      Ohio Presbyterian, Series A, 6.100%,
                                      07/01/2006                                            300,000          296,877
                                    Marion County, OH, Health Care Facilities,
                                      Revenue, Church Homes Project, 6.300%,
                                      11/15/2015                                            250,000          225,400
                                    Ohio Building Authority, Adult Correctional
                                      Building Fund Revenue, Series A, 6.125%,
                                      10/01/2010                                            400,000          422,644
                                    Ohio Gateway Economic Development Corp.,
                                      Revenue, Cuyahoga County Annual Gateway,
                                      7.500%, 09/01/2005                                    400,000          416,292
                                    Ohio Higher Educational Facilities Revenue,
                                      University of Findlay Project, 5.750%,
                                      09/01/2007                                            375,000          383,891
                                    Ohio Water Development Authority Revenue, Pure
                                      Water Improvement Project, 5.750%, 12/01/2003
                                      (c)                                                     5,000            5,174
                                    ------------------------------------------------------------------------------------
                                                                                                           2,428,270
------------------------------------------------------------------------------------------------------------------------

    OKLAHOMA
                                    Muskogee County, OK, General Obligation, 6.000%,
                                      05/01/2001                                             10,000           10,093
                                    Oklahoma Valley View Hospital Authority,
                                      Revenue, 5.750%, 08/15/2006                           275,000          268,510
                                    Woodward, OK, Municipal Authority, Hospital
                                      Revenue, 5.600%, 11/01/2004                           270,000          266,655
                                    ------------------------------------------------------------------------------------
                                                                                                             545,258
------------------------------------------------------------------------------------------------------------------------

    PENNSYLVANIA
                                    Allegheny County, PA, Hospital Development
                                      Authority, Magee-Womens Hospital, Revenue,
                                      6.250%, 10/01/2008 (c)                                300,000          314,562
                                    Hazelton, PA, Health Service Authority Hospital,
                                      Revenue, Hazelton-St Joseph Medical Center,
                                      5.850%, 07/01/2006                                    220,000          218,117
                                    Pennsylvania Higher Educational Facilities,
                                      College & University Revenue, Ursinus College,
                                      5.500%, 01/01/2007                                    265,000          269,248
                                    Pennsylvania Intergovernmental Cooperative
                                      Authority, City of Philadelphia Funding
                                      Program, Special Tax, 6.000%, 06/15/2002 *            285,000          289,851
                                    Philadelphia, PA, Gas Works Revenue, Series 13,
                                      Prerefunded 06/15/2001, 7.700%, 06/15/2021 (b)        120,000          125,105
                                    Philadelphia, PA, School District, General
                                      Obligation, Series C, 5.750%, 03/01/2011 (c)          500,000          528,075
                                    State of Pennsylvania, First Series, 6.000%,
                                      01/15/2013                                            500,000          534,345
                                    ------------------------------------------------------------------------------------
                                                                                                           2,279,303
------------------------------------------------------------------------------------------------------------------------

    PUERTO RICO
                                    Puerto Rico Housing Bank & Financial Agency,
                                      Revenue, Portfolio I, 5.900%, 04/01/2010              155,000          161,687
                                    ------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SOUTH CAROLINA
                                    York County, SC, School District Number 4,
                                      General Obligation, 7.000%, 03/01/2004 (c)            460,000          494,946
                                    ------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE

    TEXAS
                                    Fort Worth, TX, Water & Sewer Revenue, Series B,
                                      5.900%, 02/15/2001                                 $   80,000      $    80,447
                                    Houston, TX, Higher Education Finance
                                      Corporation, Revenue, University of Saint
                                      Thomas Project, 7.250%, 12/01/2007                    100,000          104,024
                                    Texas Trinity River Authority, Ten Mile Creek,
                                      Revenue, 5.500%, 08/01/2002 (c)                        70,000           71,236
                                    Travis County, TX, Health Facilities Development
                                      Corp., Ascension Health Credit, Revenue,
                                      Series A, 5.750%, 11/15/2010 (c)                    1,000,000        1,056,930
                                    Waxahachie, TX, Independent School District,
                                      General Obligation, Zero Coupon, 08/15/2009           400,000          255,796
                                    ------------------------------------------------------------------------------------
                                                                                                           1,568,433
------------------------------------------------------------------------------------------------------------------------

    VIRGINIA
                                    Arlington County, VA, Industrial Development
                                      Authority, Revenue, Arlington Hospital, Series
                                      A, Prerefunded 09/01/2001, 7.125%, 09/01/2021
                                      (b)                                                    90,000           93,956
                                    ------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    WASHINGTON
                                    Tacoma, WA, Electric System Revenue, 5.800%,
                                      01/01/2004 (c)                                         70,000           72,454
                                    Washington Public Power Supply System, Revenue
                                      Refunding, Nuclear Project #2, Series A,
                                      6.300%, 07/01/2012                                  1,000,000        1,093,260
                                    ------------------------------------------------------------------------------------
                                                                                                           1,165,714
                                    ------------------------------------------------------------------------------------
                                    TOTAL LONG-TERM MUNICIPAL INVESTMENTS--100.0%
                                    (Cost $19,606,841) (a)                                               $20,054,361
                                    ------------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purposes was $19,606,841. At September 30, 2000, the net unrealized appreciation for all securities based on tax cost was $447,520. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $520,088 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $72,568.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

 * ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

 42 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
As of September 30, 2000

                                                                  MUNICIPAL        INTERMEDIATE
                                                                     FUND         MUNICIPAL FUND
ASSETS
Investments in securities, at value, (cost $2,403,878,790
and $19,606,841)                                                $2,489,837,041      20,054,361
------------------------------------------------------------------------------------------------
Cash                                                                        --         262,376
------------------------------------------------------------------------------------------------
Receivable for investments sold                                        585,208           5,000
------------------------------------------------------------------------------------------------
Interest receivable                                                 38,431,355         325,248
------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                        431,296           1,941
------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                     2,529,284,900      20,648,926
------------------------------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                                  999,102              --
------------------------------------------------------------------------------------------------
Dividends payable                                                    2,515,533          18,936
------------------------------------------------------------------------------------------------
Payable for investments purchased                                    5,287,903              --
------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     1,201,851              --
------------------------------------------------------------------------------------------------
Accrued management fee                                                 537,259          19,140
------------------------------------------------------------------------------------------------
Other accrued expenses and payables                                    589,457          39,600
------------------------------------------------------------------------------------------------
Total liabilities                                                   11,131,105          77,676
------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $2,518,153,795      20,571,250
------------------------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $      354,907           3,540
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments           85,958,251         447,520
------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                               (89,543,921)       (399,012)
------------------------------------------------------------------------------------------------
Paid-in-capital                                                  2,521,384,558      20,519,202
------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $2,518,153,795      20,571,250
------------------------------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net assets applicable to shares outstanding                   $2,448,946,701      14,564,477
------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par value,
  unlimited number of shares authorized                            254,364,006       1,460,721
------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share (Net
  assets/shares outstanding)                                             $9.63            9.97
------------------------------------------------------------------------------------------------
  Maximum offering price per share (100/95.5 of $9.63 and
  100/97.25 of $9.97, respectively) (Net assets/shares
  outstanding)                                                          $10.08           10.25
------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net assets applicable to shares outstanding                   $   61,478,466       4,855,527
------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par value,
  unlimited number of shares authorized                              6,402,388         487,103
------------------------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share
  (subject to contingent deferred sales charge) per share
  (Net assets/shares outstanding)                                        $9.60            9.97
------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net assets applicable to shares outstanding                   $    7,728,628       1,151,246
------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par value,
  unlimited number of shares authorized                                801,480         115,457
------------------------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share
  (subject to contingent deferred sales charge) per share
  (Net assets/shares outstanding)                                        $9.64            9.97
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  43

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Year ended September 30, 2000

                                                                 MUNICIPAL       INTERMEDIATE
                                                                    FUND        MUNICIPAL FUND
INVESTMENT INCOME
Interest                                                        $156,129,735       1,237,000
----------------------------------------------------------------------------------------------
Expenses:
Management fee                                                    10,795,156         124,700
----------------------------------------------------------------------------------------------
Services to shareholders                                           1,988,205          17,506
----------------------------------------------------------------------------------------------
Custodian fees                                                        62,223           1,137
----------------------------------------------------------------------------------------------
Distribution services fees                                           573,223          51,088
----------------------------------------------------------------------------------------------
Administrative services fees                                       4,872,075          54,209
----------------------------------------------------------------------------------------------
Auditing                                                              79,391             720
----------------------------------------------------------------------------------------------
Legal                                                                 27,060           1,440
----------------------------------------------------------------------------------------------
Trustees' fees and expenses                                           62,112           9,360
----------------------------------------------------------------------------------------------
Reports to shareholders                                              524,777           7,946
----------------------------------------------------------------------------------------------
Registration fees                                                     42,308          35,979
----------------------------------------------------------------------------------------------
Other                                                                130,368             412
----------------------------------------------------------------------------------------------
Total expenses, before expense reductions                         19,156,898         304,497
----------------------------------------------------------------------------------------------
Expense reductions                                                  (232,783)        (21,667)
----------------------------------------------------------------------------------------------
Total expenses, after expense reductions                          18,924,115         282,830
----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     137,205,620         954,170
----------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                        (45,083,371)       (136,875)
----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                    48,363,251           9,643
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                         3,279,880        (127,232)
----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $140,485,500         826,938
----------------------------------------------------------------------------------------------

 44 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                     MUNICIPAL FUND               INTERMEDIATE MUNICIPAL FUND
                                            ---------------------------------    ------------------------------
                                              YEAR ENDED         YEAR ENDED       YEAR ENDED       YEAR ENDED
                                             SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,
                                                 2000               1999             2000             1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                $   137,205,620       146,556,257         954,170        1,081,923
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                    (45,083,371)          812,316        (136,875)        (162,926)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on investment
transactions during the period                   48,363,251      (226,279,168)          9,643       (1,224,849)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                       140,485,500       (78,910,595)        826,938         (305,852)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
Class A                                        (133,407,238)     (142,947,373)       (704,364)        (828,811)
---------------------------------------------------------------------------------------------------------------
Class B                                          (3,045,448)       (3,200,677)       (192,339)        (171,236)
---------------------------------------------------------------------------------------------------------------
Class C                                            (398,270)         (408,186)        (55,179)         (81,876)
---------------------------------------------------------------------------------------------------------------
Net realized gains
Class A                                                  --       (71,196,593)             --          (47,819)
---------------------------------------------------------------------------------------------------------------
Class B                                                  --        (1,901,540)             --          (11,192)
---------------------------------------------------------------------------------------------------------------
Class C                                                  --          (231,742)             --           (5,638)
---------------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                       630,239,522     1,350,668,652      10,322,794       17,139,273
---------------------------------------------------------------------------------------------------------------
Reinvestment of distributions                    84,904,936       144,375,917         620,214          760,026
---------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                      (1,012,828,207)   (1,604,687,543)    (15,709,817)     (16,156,752)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from Fund share transactions                   (297,683,749)     (109,642,974)     (4,766,809)       1,742,547
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets              (294,049,205)     (408,439,680)     (4,891,753)         290,123
---------------------------------------------------------------------------------------------------------------
Net assets at beginning of period             2,812,203,000     3,220,642,680      25,463,003       25,172,880
---------------------------------------------------------------------------------------------------------------
Net assets at end of period                 $ 2,518,153,795     2,812,203,000      20,571,250       25,463,003
---------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  45

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                          CLASS A
                                                                 YEAR ENDED SEPTEMBER 30,
                                               -------------------------------------------------------------
               MUNICIPAL FUND                    2000        1999        1998        1997        1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $9.60       10.61       10.46       10.18       10.15
------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (c)                     .50         .48         .52         .54         .55
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                              .03        (.76)        .37         .36         .06
------------------------------------------------------------------------------------------------------------
Total from investment operations                     .53        (.28)        .89         .90         .61
------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                               (.50)       (.48)       (.52)       (.54)       (.55)
------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions         --        (.25)       (.22)       (.08)       (.03)
------------------------------------------------------------------------------------------------------------
Total distributions                                 (.50)       (.73)       (.74)       (.62)       (.58)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.63        9.60       10.61       10.46       10.18
------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (A)(B)                               5.70       (2.75)       8.84        9.15        6.00
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)          2,449       2,728       3,132       3,149       3,274
------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions %        .71         .69         .68         .68         .66
------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions %         .70         .69         .68         .68         .66
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) %             5.27        4.86        4.97        5.29        5.35
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate %                             44          70          65          77          97
------------------------------------------------------------------------------------------------------------

                                                                   CLASS B
                                                          YEAR ENDED SEPTEMBER 30,
                                               -----------------------------------------------
               MUNICIPAL FUND                   2000      1999     1998     1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $9.58    10.58    10.44    10.15    10.13
----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (c)                   .42      .40      .43      .45      .46
----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                            .02     (.75)     .36      .37      .05
----------------------------------------------------------------------------------------------
Total from investment operations                   .44     (.35)     .79      .82      .51
----------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                             (.42)    (.40)    (.43)    (.45)    (.46)
----------------------------------------------------------------------------------------------
Net realized gains on investment transactions       --     (.25)    (.22)    (.08)    (.03)
----------------------------------------------------------------------------------------------
Total distributions                               (.42)    (.65)    (.65)    (.53)    (.49)
----------------------------------------------------------------------------------------------
Net asset value, end of period                   $9.60     9.58    10.58    10.44    10.15
----------------------------------------------------------------------------------------------
TOTAL RETURN % (A)(B)                             4.74    (3.48)    7.84     8.32     4.97
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)           61       75       78       61       43
----------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions %     1.53     1.53     1.52     1.55     1.54
----------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions %      1.52     1.53     1.52     1.55     1.54
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) %           4.45     4.02     4.13     4.42     4.47
----------------------------------------------------------------------------------------------
Portfolio turnover rate %                           44       70       65       77       97
----------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                             CLASS C
                                                     YEAR ENDED SEPTEMBER 30,
                                              --------------------------------------
               MUNICIPAL FUND                  2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $9.62   10.62   10.47   10.18   10.16
------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (c)                 .43     .40     .43     .46     .46
------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                          .01    (.75)    .37     .37     .05
------------------------------------------------------------------------------------
Total from investment operations                 .44    (.35)    .80     .83     .51
------------------------------------------------------------------------------------
Less distributions from:
Net investment income                           (.42)   (.40)   (.43)   (.46)   (.46)
------------------------------------------------------------------------------------
Net realized gains on investment transactions     --    (.25)   (.22)   (.08)   (.03)
------------------------------------------------------------------------------------
Total distributions                             (.42)   (.65)   (.65)   (.54)   (.49)
------------------------------------------------------------------------------------
Net asset value, end of period                 $9.64    9.62   10.62   10.47   10.18
------------------------------------------------------------------------------------
TOTAL RETURN % (A)(B)                           4.74   (3.47)   7.93    8.34    4.99
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)          8       9      10       5       4
------------------------------------------------------------------------------------
Ratio of expenses before expenses reductions
%                                               1.54    1.54    1.52    1.53    1.51
------------------------------------------------------------------------------------
Ratio of expenses after expenses reductions %   1.53    1.54    1.52    1.53    1.51
------------------------------------------------------------------------------------
Ratio of net investment income (loss) %         4.44    4.01    4.13    4.44    4.50
------------------------------------------------------------------------------------
Portfolio turnover rate %                         44      70      65      77      97
------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                  CLASS A
                                                          YEAR ENDED SEPTEMBER 30,
                                                 ------------------------------------------
          INTERMEDIATE MUNICIPAL FUND             2000     1999     1998     1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year               $10.00    10.53    10.31    10.06    10.18
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (c)                    .43      .42      .45      .46      .46
-------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                            (.02)    (.50)     .29      .29     (.04)
-------------------------------------------------------------------------------------------
Total from investment operations                    .41     (.08)     .74      .75      .42
-------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                              (.44)    (.42)    (.45)    (.46)    (.46)
-------------------------------------------------------------------------------------------
Net realized gains on investment transactions        --     (.03)    (.07)    (.04)    (.08)
-------------------------------------------------------------------------------------------
Total distributions                                (.44)    (.45)    (.52)    (.50)    (.54)
-------------------------------------------------------------------------------------------
Net asset value, end of period                    $9.97    10.00    10.53    10.31    10.06
-------------------------------------------------------------------------------------------
TOTAL RETURN % (A)(B)                              4.19     (.79)    7.34     7.62     4.15
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)       14,564   17,774   19,140   16,591   16,869
-------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions %      1.10      .96      .96      .96     1.04
-------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions %       1.01      .96      .96      .96      .92
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss) %            4.41     4.15     4.35     4.55     4.45
-------------------------------------------------------------------------------------------
Portfolio turnover rate %                            17       30       14       80       80
-------------------------------------------------------------------------------------------

                                                                  CLASS B
                                                          YEAR ENDED SEPTEMBER 30,
                                                 ------------------------------------------
          INTERMEDIATE MUNICIPAL FUND             2000     1999     1998     1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year               $10.00    10.52    10.31    10.06    10.18
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (c)                    .36      .34      .37      .38      .38
-------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                            (.03)    (.49)     .28      .29     (.04)
-------------------------------------------------------------------------------------------
Total from investment operations                    .33     (.15)     .65      .67      .34
-------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                              (.36)    (.34)    (.37)    (.38)    (.38)
-------------------------------------------------------------------------------------------
Net realized gains on investment transactions        --     (.03)    (.07)    (.04)    (.08)
-------------------------------------------------------------------------------------------
Total distributions                                (.36)    (.37)    (.44)    (.42)    (.46)
-------------------------------------------------------------------------------------------
Net asset value, end of period                    $9.97    10.00    10.52    10.31    10.06
-------------------------------------------------------------------------------------------
TOTAL RETURN % (A)(B)                              3.38    (1.48)    6.38     6.78     3.34
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)        4,856    5,328    5,245    4,571    4,333
-------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions %      1.87     1.76     1.76     1.76     1.83
-------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions %       1.79     1.76     1.76     1.76     1.71
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss) %            3.64     3.35     3.55     3.75     3.66
-------------------------------------------------------------------------------------------
Portfolio turnover rate %                            17       30       14       80       80
-------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                  CLASS C
                                                         YEAR ENDED SEPTEMBER 30,
                                               ---------------------------------------------
         INTERMEDIATE MUNICIPAL FUND             2000          1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $10.00       10.53   10.31   10.06   10.19
--------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (c)                     .36         .34     .37     .39     .38
--------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                             (.03)       (.50)    .29     .29    (.05)
--------------------------------------------------------------------------------------------
Total from investment operations                     .33        (.16)    .66     .68     .33
--------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                               (.36)       (.34)   (.37)   (.39)   (.38)
--------------------------------------------------------------------------------------------
Net realized gains on investment transactions         --        (.03)   (.07)   (.04)   (.08)
--------------------------------------------------------------------------------------------
Total distributions                                 (.36)       (.37)   (.44)   (.43)   (.46)
--------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.97       10.00   10.53   10.31   10.06
--------------------------------------------------------------------------------------------
TOTAL RETURN % (A)(B)                               3.41       (1.56)   6.55    6.77    3.26
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)         1,151       2,361     788     727     699
--------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions %       1.88        1.72    1.73    1.73    1.77
--------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions %        1.77        1.72    1.73    1.73    1.65
--------------------------------------------------------------------------------------------
Ratio of net investment income (loss) %             3.64        3.39    3.58    3.78    3.72
--------------------------------------------------------------------------------------------
Portfolio turnover rate %                             17          30      14      80      80
--------------------------------------------------------------------------------------------

(a) Total return does not reflect the effect of any sales charges.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Based on monthly average shares outstanding during the period.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Municipal Bond Fund ("Municipal Fund") and
                             Kemper Intermediate Municipal Bond Fund
                             ("Intermediate Municipal Fund"), collectively the
                             Funds are a diversified series of Kemper National
                             Tax-Free Income Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Funds offer multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through September 30, 2000) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of each Fund have equal rights with respect to voting subject to class specific arrangements.

                             Each Fund's financial statements are prepared in accordance with generally accepted accounting principles in the United States which require the use of management estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

                             SECURITY VALUATION. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FEDERAL INCOME TAXES. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

                             At September 30, 2000, the Municipal Bond Fund and the Intermediate Municipal Bond Fund had a net tax basis capital loss carryforward of approximately $50,000,000 and $307,000, respectively, which may be applied against any

NOTES TO FINANCIAL STATEMENTS

                             realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($50,000,000) for Municipal Bond Fund and September 30, 2007 ($22,000) and September 30, 2008 ($285,000) for Intermediate Municipal Bond Fund, the respective expiration dates or whichever occurs first. In addition, from November 1, 1999 through September 30, 2000, the Municipal Bond Fund and the Intermediate Municipal Bond Fund incurred approximately $31,000,000 and $53,000, respectively, of net realized capital losses. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted and amortized for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2    PURCHASE & SALES
     OF SECURITIES           For the year ended September 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                                                                                                   INTERMEDIATE
                                                                           MUNICIPAL FUND         MUNICIPAL FUND
                                                                           --------------         --------------
                                       Purchases                           $1,134,384,098           $3,640,745
                                       Proceeds from sales                 1,418,552,680             7,573,185

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. Each Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper"). The Municipal Fund pays a monthly investment management fee of 1/12 of the annual rate of .45% of the first $250 million of average daily net assets declining to .32% of average daily net assets in excess of $12.5 billion. The Municipal Fund incurred a management fee of $10,795,156 for the year ended September 30, 2000. This was equivalent to an annualized effective rate of .41% of the Fund's daily net assets.

                             The Intermediate Municipal Fund pays a monthly investment management fee of 1/12 of the annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion.

NOTES TO FINANCIAL STATEMENTS

                             The Intermediate Municipal Fund incurred a management fee of $124,700 for the year ended September 30, 2000. This was equivalent to an annualized effective rate of .39% of the Fund's daily net assets.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Trust has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended September 30, 2000 are as follows:

                                                                                          COMMISSIONS
                                                                                        RETAINED BY KDI
                                                                                        ---------------
                             Municipal Fund                                               $133,087
                             Intermediate Municipal Fund                                     3,965

                             For services under the distribution services agreement, each Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended September 30, 2000 are as follows:

                                                                           DISTRIBUTION FEES
                                                                               AND CDSC
                                                                            RETAINED BY KDI    UNPAID FEES
                                                                           -----------------   -----------
                             Municipal Fund                                     $771,744         $28,108
                             Intermediate Municipal Fund                          65,787           1,396

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, each Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by KDI for the year ended September 30, 2000 are as follows:

                                                       ASF PAID BY THE                    ASF PAID BY
                                                         FUND TO KDI     UNPAID ASF    KDI TO AFFILIATES
                                                       ---------------   -----------   -----------------
                             Municipal Fund              $4,872,075        $50,715          $10,821
                             Intermediate Municipal
                             Fund (after $3,432 of
                             expense waiver)                 50,777             --               --

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Trust's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Trust. Under the agreement, for the year ended September 30, 2000, KSvC received fees as follows:

                                                                                     SHAREHOLDER
                                                                              SERVICES     UNPAID FEES
                                                                             -----------   -----------
                             Municipal Fund                                  $1,414,438     $116,004
                             Intermediate Municipal Fund (after $16,016 of
                             expense waiver)                                         --           --

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or directors of Scudder Kemper. During the year ended September 30, 2000, the

NOTES TO FINANCIAL STATEMENTS

                             Trust made no payments to is officers and incurred trustees' fees of $71,472 to independent trustees.

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Funds:

                                       MUNICIPAL                       YEAR ENDED                       YEAR ENDED
                                       FUNDS                       SEPTEMBER 30, 2000               SEPTEMBER 30, 1999
                                                              ----------------------------    ------------------------------
                                                                SHARES          AMOUNT           SHARES           AMOUNT
                                       SHARES SOLD
                                        Class A                59,507,416    $ 561,469,740     122,765,000    $1,246,825,109
                                       -------------------------------------------------------------------------------------
                                        Class B                 1,334,857       12,651,826       2,130,000        21,741,543
                                       -------------------------------------------------------------------------------------
                                        Class C                 5,471,205       51,378,041       7,786,000        79,161,000
                                       -------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDEND:
                                        Class A                 8,740,971       82,872,241      13,879,000       140,558,917
                                       -------------------------------------------------------------------------------------
                                        Class B                   187,093        1,767,521         334,000         3,377,000
                                       -------------------------------------------------------------------------------------
                                        Class C                    27,951          265,174          43,000           440,000
                                       -------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (98,444,223)    (931,925,268)   (148,146,000)   (1,504,344,543)
                                       -------------------------------------------------------------------------------------
                                        Class B                (2,401,385)     (22,692,303)     (1,801,000)      (18,075,000)
                                       -------------------------------------------------------------------------------------
                                        Class C                (5,672,865)     (53,470,721)     (7,801,000)      (79,330,000)
                                       -------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   496,319        4,739,915         286,000         2,941,000
                                       -------------------------------------------------------------------------------------
                                        Class B                  (497,342)      (4,739,915)       (288,000)       (2,941,000)
                                       -------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARES TRANSACTIONS          $(297,683,749)                   $ (109,642,974)
                                       -------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                       INTERMEDIATE
                                       MUNICIPAL                       YEAR ENDED                          YEAR ENDED
                                       FUNDS                       SEPTEMBER 30, 2000                  SEPTEMBER 30, 1999
                                                              -----------------------------       -----------------------------
                                                                SHARES            AMOUNT            SHARES            AMOUNT
                                       SHARES SOLD
                                        Class A                  867,564       $  8,591,263        1,153,623       $ 11,794,850
                                       ----------------------------------------------------------------------------------------
                                        Class B                  130,055          1,284,987          283,171          2,938,040
                                       ----------------------------------------------------------------------------------------
                                        Class C                   44,018            433,854          228,813          2,384,056
                                       ----------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDEND:
                                        Class A                   47,185            466,339           57,265            589,517
                                       ----------------------------------------------------------------------------------------
                                        Class B                   11,423            112,893           11,758            121,024
                                       ----------------------------------------------------------------------------------------
                                        Class C                    4,145             40,982            4,809             49,485
                                       ----------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (1,233,076)       (12,194,086)      (1,253,633)       (12,727,816)
                                       ----------------------------------------------------------------------------------------
                                        Class B                 (186,102)        (1,832,711)        (258,106)        (2,676,960)
                                       ----------------------------------------------------------------------------------------
                                        Class C                 (168,911)        (1,670,330)         (72,276)          (729,649)
                                       ----------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                    1,288             12,690            2,201             22,327
                                       ----------------------------------------------------------------------------------------
                                        Class B                   (1,288)           (12,690)          (2,201)           (22,327)
                                       ----------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARES TRANSACTIONS            $ (4,766,809)                       $  1,742,547
                                       ----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            Each Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, each Fund's custodian and transfer agent fees were reduced under these arrangements as follows:

                                                                                                TRANSFER
                                                                                     CUSTODY     AGENT
                                                                                     -------    --------
                             Municipal Fund                                          $50,598    $182,185
                             Intermediate Municipal Fund                                 729       1,490

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Funds and several Kemper funds (the "the
                             Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are changed an annual commitment fee which is allocated pro rata, based upon net assets, among each of the Participants.
                             Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER NATIONAL TAX-FREE INCOME SERIES

  We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Kemper Municipal Bond Fund and Kemper Intermediate Municipal Bond Fund, comprising the Kemper National Tax-Free Income Series (the Trust) as of September 30, 2000, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Funds of Kemper National Tax-Free Income Series at September 30, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          November 20, 2000

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

For Municipal Bond Fund, of the dividends paid from net investment income for the taxable year ended September 30, 2000, 100% are designated as exempt interest dividends for federal income tax purposes.

NOTES

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President

LEWIS A. BURNHAM                  PHILLIP J. COLLORA                MAUREEN E. KANE
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
LINDA C. COUGHLIN                                                   CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
DONALD L. DUNAWAY                                                   BRENDA LYONS
Trustee                           ELEANOR R. BRENNAN                Assistant Treasurer
                                  Vice President
ROBERT B. HOFFMAN
Trustee                           PHILIP G. CONDON
                                  Vice President
DONALD R. JONES
Trustee                           ANN M. MCCREARY
                                  Vice President
THOMAS W. LITTAUER
Chairman, Trustee and             ASHTON P. GOODFIELD
Vice President                    Vice President

SHIRLEY D. PETERSON               KATHRYN L. QUIRK
Trustee                           Vice President

WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER                              225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza
                                      Chicago, IL 60606
                                      www.kemper.com

KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Tax-Free Income Funds prospectus.
KNTIS - 2(11/25/00) 1124150
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)